       As filed with the Securities and Exchange Commission on December 1, 1995.

                                        Securities Act Registration No. 33-10451
                                Investment Company Act Registration No. 811-4920
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 ------------

                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                       Post-Effective Amendment No. 12                    /X/


                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                               Amendment No. 14                           /X/

                       (Check appropriate box or boxes)

                         WASATCH ADVISORS FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                             68 SOUTH MAIN STREET
                                  SUITE 400
                         SALT LAKE CITY, UTAH  84101
                   (Address of Principal Executive Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 708-7228


SAMUEL S. STEWART, JR.                    Copy to:
Wasatch Funds, Inc.                       Michael J. Radmer, Esq.
68 South Main Street, Suite 400           Dorsey & Whitney, P.L.L.P.
Salt Lake City, Utah 84101                220 South Sixth Street
(Name and Address of Agent for Service)   Minneapolis, Minnesota  55402-1498



        An indefinite number of shares of each Series of Wasatch Funds, Inc. has been registered under the Securities Act of 1933 in accordance with the provisions of Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1995 was filed on November 6, 1995.


        It is proposed that this filing will become effective:

                ( )     immediately upon filing pursuant to paragraph (b)

                ( )     pursuant to paragraph (b)

                (X)     60 days after filing pursuant to paragraph (a)(i)

                ( )     on (date) pursuant to paragraph (a)(i)

                ( )     75 days after filing pursuant to paragraph (a)(ii)

                ( )     on (date) pursuant to paragraph (a)(ii) of Rule 485.

        If appropriate, check the following box:

                ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.
-------------------------------------------------------------------------------
Page 1 of ___ pages; the Exhibit Index appears at page ____ of the sequential numbering system.

                         WASATCH ADVISORS FUNDS, INC.

                            CROSS REFERENCE SHEET

        (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


                                                        Caption or Subheading in Prospectus
        Item No. on Form N-1A                           or Statement of Additional Information
        ---------------------                           --------------------------------------
PART A -- INFORMATION REQUIRED IN PROSPECTUS
  1. Cover Page                                         Cover Page

  2. Synopsis                                           Annual Fund Expenses

  3. Financial Highlights                               Financial Highlights

  4. General Description of Registrant                  Management of the Company; Investment
                                                        Objectives, Policies and Risks

  5. Management of the Fund                             Management of the Company

  6. Capital Stock and Other Securities                 Organization of the Company; Net Asset Value and
                                                        Days of Operations; Dividends, Capital Gain
                                                        Distributions and Taxes

  7. Purchase of Securities Being Offered               Purchase of Shares; Exchange Privilege

  8. Redemption or Repurchase                           Redemption of Shares

  9. Legal Proceedings                                  *

PART B -- INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
  10. Cover Page                                        Cover Page

  11. Table of Contents                                 Table of Contents

  12. General Information and History                   General Information and History

  13. Investment Objectives and Policies                Investment Objective and Policies

  14. Management of the Fund                            Management of the Company; Control Persons and
                                                        Principal Holders of Securities

  15. Control Persons and Principal Holders of          Control Persons and Principal Holders of Securities
      Securities

  16. Investment Advisory and Other Services            Investment Advisory and Other Services

  17. Brokerage Allocation and Other Policies           Brokerage Allocation and Other Policies


  18.  Capital Stock and Other Securities               Capital Stock and Other Securities

  19.  Purchase, Redemption and Pricing of              Purchase, Redemption and Pricing of
       Securities Being Offered                         Securities Being Offered

  20.  Tax Status                                       Tax Status

  21.  Underwriters                                     *

  22.  Calculations of Yield Quotations                 *
       of Money Market Funds

  23.  Financial Statements                             Financial Statements






--------------------------
*      Answer negative or inapplicable.
**     Complete answer to the Item is contained in the Prospectus.

                                   PROSPECTUS

                                January 31, 1996



WASATCH FUNDS, INC. (the "Company" or "Wasatch Funds") is a no-load mutual fund consisting of five separate series (the "Funds") which offer a variety of investment opportunities.



WASATCH AGGRESSIVE EQUITY FUND seeks long-term growth of capital through investments in common stock of companies believed by the Fund manager, Wasatch Advisors, Inc. (the "Manager"), to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The major distinction between Wasatch Growth Fund and Wasatch Aggressive Equity Fund is that the Aggressive Equity Fund is a non-diversified fund and thus can be more heavily weighted in fewer stocks and is subject to greater risk than the Growth Fund, which is a diversified fund. The Aggressive Equity Fund is currently closed to new investors.


WASATCH MICRO-CAP FUND, a non-diversified fund, seeks long-term growth of capital. The Fund seeks this objective by investing primarily in common stock of small capitalization companies believed by the Manager to possess superior growth potential. The major distinction between the Wasatch Micro-Cap Fund and the Wasatch Aggressive Equity Fund is that the Micro-Cap Fund will normally invest primarily in common stocks of companies with market capitalization of less than $150 million at the time of the initial purchase. It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets.

WASATCH GROWTH FUND seeks long-term growth of capital through investments in a diversified portfolio of common stock of companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund seeks investments in companies that may have the potential to become much larger and grow at more consistent, but slower rate than the companies typically in the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund.


WASATCH MID-CAP FUND, a non-diversified fund, seeks long-term growth of capital through investments in common stock of mid-sized companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The companies in this portfolio are expected by the Manager to grow their earnings at higher rates than the companies in the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund, or the Wasatch Micro-Cap Fund. These anticipated higher growth rates may cause the Wasatch Mid-Cap to be more volatile than the other Wasatch Funds.


WASATCH INCOME FUND seeks to receive current income at low risk by investing in fixed income securities. The secondary objective is appreciation of capital.

This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know prior to investing. Investors are advised to read this Prospectus and retain it for future reference.


Additional information about the Company has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 31, 1996 and is available without charge upon request from the Company. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



Annual Fund Expenses.................................................

Financial Highlights.................................................

Performance Data.....................................................

Investment Objectives, Policies and Risks............................
      Aggressive Equity Fund.........................................
      Micro-Cap Fund.................................................
      Growth Fund....................................................
      Mid-Cap Fund...................................................
      Income Fund....................................................


Portfolio Turnover...................................................

Management of the Company............................................
      Advisory and Other Agreements..................................
      Expenses.......................................................

Organization of the Company..........................................

Purchase of Shares...................................................
      Initial Investment.............................................
      Subsequent Investments.........................................
      General Information............................................
      Automatic Investment Plan......................................

Retirement Plans.....................................................

Exchange Privilege...................................................

Redemption of Shares.................................................
      Systematic Withdrawal Plan.....................................

Net Asset Value and Days of Operation................................

Shareholder Reports..................................................

Dividends, Capital Gains Distributions and Taxes.....................
      Dividends......................................................
      Capital Gains..................................................
      Taxes..........................................................

Additional Information...............................................

                              ANNUAL FUND EXPENSES

The Funds are 100% no-load; there are no fees to purchase shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit shareholders by increasing the Funds' investment return.


                                                Aggressive      Micro-
                                                  Equity         Cap         Growth      Mid-Cap     Income
                                                   Fund          Fund         Fund        Fund        Fund
                                                   ----          ----         ----        ----        ----

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                     none         none        none         none        none
Sales Load Imposed on Reinvested Dividends          none         none        none         none        none
Deferred Sales Load                                 none         none        none         none        none
Redemption Fees(1)                                  0.75%        0.75%       0.75%        0.75%       none
Exchange Fees                                       none         none        none         none        none

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

 Management Fees                                    1.00%(2)     2.00%(2)    1.00%(2)     1.25%(2)    0.50%
 12b-1 Fees                                         none         none        none         none        none
 Other Expenses (after reimbursements)(3)           0.47%        0.50%       0.50%        0.50%       0.50%
                                                    -----        -----       -----        -----       -----
 Total Fund Operating Expenses (after
 reimbursements)                                    1.47%        2.50%       1.50%        1.75%       1.00%
                                                    =====        =====       =====        =====       =====




(1) A redemption fee equal to 0.75% of the net asset value of the shares redeemed will be imposed by each Fund (other than the Income Fund) on all shares purchased on or after February 1, 1995 and held for less than ninety (90) days. The custodian also charges a $7.50 fee for each wire redemption.

(2) Such annual rates are higher than the rates paid by most registered investment companies.

(3) The Annual Fund Operating Expense information represents actual expenses (after reimbursement) for the fiscal year ending September 30, 1995 for all Funds. The Manager has voluntarily agreed to limit the total expenses of the Aggressive Equity and Growth Funds to 1.50%, the Micro-Cap Fund to 2.50%, the Mid-Cap Fund to 1.75% and the Income Fund to 1.00% of each respective Fund's average net assets computed on a daily basis. If the expense reimbursements were eliminated, Other Expenses and Total Fund Operating Expenses for the fiscal year ended September 30,
    1995 would have been 1.40% and 3.40% for the Micro-Cap Fund, 0.58% and 1.58% for the Growth Fund, 0.69% and 1.94% for the Mid-Cap Fund, and 1.09% and 1.59% for the Income Fund, respectively. There were no reimbursements for the Aggressive Equity Fund.


Example
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:

                              Aggressive    Micro-Cap        Growth           Mid-Cap          Income
                             Equity Fund    Fund             Fund             Fund             Fund
                             -----------    ----             ----             ----             ----
                    1 year      $  15       $  26            $  15            $  18            $  10
                   3 years         47          79               47               59               32
                   5 years         81         136               82               98               55
                  10 years        178         289              179              212              122

The purpose of the tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Funds. For additional information, see "Management of the Company," below.

The information contained in the tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                              FINANCIAL HIGHLIGHTS


The following information for an Aggressive Equity Fund, Growth Fund, Mid-Cap Fund and Income Fund share outstanding for the years ended September 30, 1993, 1994 and 1995 and for a Micro-Cap Fund share outstanding for the period June 19, 1995 through September 30, 1995 has been audited by Arthur Andersen LLP, independent accountants, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements appearing in the Funds' 1995 Annual Report to Shareholders and included in the Statement of Additional Information. Information in the Financial Highlights for the year ended September 30, 1992 and all prior periods were audited by other independent accountants.

Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS
                                                                                                                          Micro-Cap
Aggressive Equity Fund                                                                                                      Fund
                                                                                                                 Dec. 6,   June 19,
                                                                                                               1986<F13>  1995<F13>
                                                                                                                 through   through
                                             Year ended September 30,              Year ended September 30,      Sept.30,  Sept.30,
                                       1995       1994     1993      1992      1991     1990      1989     1988    1987      1995
                                       -----      -----    -----    -----     -----     ----      ----     ----    ----      ----
Net asset value,
   beginning of period               $19.96     $19.75   $15.23    $16.42    $ 9.77   $10.92    $ 9.07    $11.76    $10.00  $2.00

Income (loss) from investment
 operations:
   Net investment (loss) income       (0.04)     (0.02)   (0.09)    (0.03)    (0.04)    0.01     (0.01)     0.03      0.02      -
   Net realized and unrealized
      gains (losses) on securities     6.59       1.33     5.40     (0.26)     6.69    (1.16)     1.91     (1.66)     1.74   0.72
                                     ------     ------    -----    ------    ------   ------    ------   -------     -----  -----
      Total from investment
       operations                      6.55       1.31     5.31     (0.29)     6.65    (1.15)     1.90     (1.63)     1.76   0.72

Less distributions:
   Dividends from net investment
      income                              -          -        -         -         -        -     (0.05)    (0.01)        -      -
   Distributions from net realized
      gains                           (1.51)     (1.10)   (0.79)    (0.90)        -        -         -     (1.05)        -      -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------
      Total distributions             (1.51)     (1.10)   (0.79)    (0.90)        -        -     (0.05)    (1.06)        -      -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------

Net asset value, end of period       $25.00     $19.96   $19.75    $15.23    $16.42   $ 9.77    $10.92    $ 9.07    $11.76  $2.72
                                     ======     ======   ======    ======    ======   ======    ======    ======    ======  =====

Total return  <F14>                   35.19%      6.85%   35.73%    (2.30)%   68.07%  (10.53)%   21.09%   (13.17)%   17.60% 36.00%


Supplemental data and ratios:


   Net assets, end of period
      (in thousands)               $305,311    $46,369  $23,293   $12,542    $7,588   $2,767    $1,191      $833  $1,266  $25,368
   Ratio of expenses to average
      net assets <F14> <F15>           1.47%      1.50%    1.50%     1.51%     1.51%    1.56%     1.50%     1.50%   1.26%    2.50%
   Ratio of net (loss) income to
      average net assets  <F15>       (0.37)%    (0.67)%  (0.77)%   (0.41)%   (0.36)%   0.08%    (0.12)%    0.30%   0.16%   (0.76)%
   Portfolio turnover rate               29%        64%      70%       32%       41%      74%       82%       71%     58%       0%

<F13> Commencement of operations.
<F14> Not annualized for periods less than a year.
<F15> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, except for the year ended September 30, 1995 where there were no reimbursements, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.52%,1.64%, 1.69%, 1.67%, 1.75%, 1.91%,
      2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (.69)%, (.92)%, (.59)%, (.52)%, (.27)%,
      (.55)%, (.22)% and .06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 3.40% and the ratio of net loss to average net assets would be (1.66)%.



Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Growth Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F16>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----
Net asset value,
   beginning of period                  $15.30    $15.68   $13.64   $15.01     $10.73    $11.39    $ 9.48    $11.47    $10.00

Income (loss) from investment
 operations:
   Net investment income (loss)           0.02     (0.14)   (0.08)   (0.02)      0.08      0.10      0.13      0.10      0.01
   Net realized and unrealized
     gains (losses) on securities         4.59      0.71     3.21    (0.45)      5.16     (0.65)     1.89     (1.67)     1.46
                                        ------   -------  -------  -------    -------   -------    ------    ------      ----
     Total from investment operations     4.61      0.57     3.13    (0.47)      5.24     (0.55)     2.02     (1.57)     1.47

Less distributions:
   Dividends from net investment
     income                                  -         -        -    (0.04)     (0.16)    (0.11)    (0.11)    (0.02)        -
   Distributions from net realized
     gains                               (3.94)    (0.95)   (1.09)   (0.86)     (0.80)        -         -     (0.40)        -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------
     Total distributions                 (3.94)    (0.95)   (1.09)   (0.90)     (0.96)    (0.11)    (0.11)    (0.42)        -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------

Net asset value, end of period          $15.97    $15.30   $15.68   $13.64     $15.01    $10.73    $11.39    $ 9.48    $11.47
                                       =======   =======  =======  =======    =======   =======   =======   =======   =======

Total return <F17>                       39.76%     3.75%   23.57%   (3.61)%    51.90%    (4.82)%   21.60%   (13.39)%   14.70%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                    $53,533   $11,219  $17,619  $14,243    $11,651    $4,574    $3,378    $2,605    $2,699
   Ratio of expenses to average
     net assets <F17><F18>                1.50%     1.50%    1.50%    1.49%      1.51%     1.87%     1.50%     1.50%     1.25%
   Ratio of net income (loss) to
     average net assets <F18>             0.29%    (0.51)%  (0.55)%   0.15%      0.51%     1.45%     1.37%     1.21%     0.18%
   Portfolio turnover rate                  88%      163%     104%      40%        37%       69%       63%       88%       50%

<F16> Commencement of operations.
<F17> Not annualized for the period ended September 30, 1987.
<F18> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%, respectively, and the ratio of net income (loss) to average net assets would be 0.21%, (.64)%, (.66)%, (.03)%, .36%, 1.29%, .96%, .80% and .06%, respectively.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Mid-Cap Fund

                                                                    Year      Aug. 16,
                                                Year ended          ended     1992<F19>
                                              September 30,       Sept.30,     through
                                              1995      1994        1993      Sept.30,
                                                                                  1992
                                            -------   -------     --------    --------
Net asset value,
  beginning of period                       $11.02    $10.51        $9.93      $10.00

Income from investment operations:
  Net investment loss                        (0.02)    (0.27)       (0.07)          -
  Net realized and unrealized
    gains (losses) on securities              7.64      0.78         0.65       (0.07)
                                            ------    ------       ------     -------
    Total from investment operations          7.62      0.51         0.58       (0.07)

Less distributions:
  Dividends from net investment
    income                                       -         -            -           -
  Distributions from net realized
    gains                                    (0.03)        -            -           -
                                            ------    ------       ------     -------
    Total distributions                      (0.03)        -            -           -
                                            ------    ------       ------     -------

Net asset value, end of period              $18.61    $11.02       $10.51       $9.93
                                            ======    ======       ======     =======

Total return <F20>                           69.24%     4.85%        5.85%     (0.70)%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                         $98,605    $1,091       $2,451        $148
  Ratio of expenses to average
    net assets <F20> <F21>                    1.75%     1.75%        1.74%       1.56%
  Ratio of net loss to
    average net assets <F21>                 (0.71)%   (1.19)%      (0.86)%     (0.38)%
  Portfolio turnover rate                       46%      213%         113%         40%

<F19> Commencement of operations.
<F20> Not annualized for the period ended September 30, 1992.
<F21> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net loss to average net assets would be (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS


Income Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F22>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----
Net asset value,
   beginning of period                  $10.09    $10.42   $11.17    $11.14    $10.13   $10.61     $10.64   $10.19     $10.00

Income from investment operations:
   Net investment income (loss)           0.56      0.55     0.55     (0.03)     0.58     0.69       1.25     0.81       0.39
   Net realized and unrealized
     gains (losses) on securities         0.44     (0.40)   (0.17)     0.94      1.24    (0.19)     (0.06)    0.25      (0.20)
                                        ------    ------   ------    ------    ------   ------     ------   ------    -------
     Total from investment operations     1.00      0.15     0.38      0.91      1.82     0.50       1.19     1.06       0.19

Less distributions:




   Dividends from net investment
     income                              (0.59)    (0.46)   (0.53)    (0.56)    (0.81)   (0.69)     (1.22)   (0.61)         -
   Distributions from net realized
     gains                                   -     (0.02)   (0.60)    (0.32)        -    (0.29)         -        -          -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------
     Total distributions                 (0.59)    (0.48)   (1.13)    (0.88)    (0.81)   (0.98)     (1.22)   (0.61)         -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------

Net asset value, end of period          $10.50    $10.09   $10.42    $11.17    $11.14   $10.13     $10.61   $10.64     $10.19
                                        ======    ======   ======    ======    ======   ======     ======   ======     ======
Total return <F23>                       10.46%     1.51%    3.80%     8.44%    18.74%    4.87%     12.50%   10.84%      1.90%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                     $4,035    $3,250   $3,748    $5,234    $3,540   $1,771     $1,119     $816       $504
   Ratio of expenses to average
     net assets <F23><F24>                1.00%     1.00%    1.00%     1.00%     1.01%    1.32%      0.99%    0.95%      0.94%
   Ratio of net income to
     average net assets  <F24>            5.88%     5.15%    4.60%     4.90%     6.79%   10.00%      8.25%    8.47%      5.97%
   Portfolio turnover rate                  43%       45%      46%       95%       66%      71%        29%      30%        --

<F22> Commencement of operations.
<F23> Not annualized for the period ended September 30, 1987.
<F24> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and
      1.20%, respectively, and the ratio of net income to average net assets would be 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%,
      8.06% and 5.70%, respectively.

                                PERFORMANCE DATA

From time to time, total return and yield data for a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return will be calculated on an average annual (compound) total return basis, and may also be calculated on a cumulative total return basis, for various periods from the date it commences operations. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Cumulative total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

Yield is computed based on the net income of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing a Fund's net income per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.


The total return and yield of a Fund may be compared to those of other mutual funds including those with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund may be compared to the S&P 500 Stock Index, the Nasdaq Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Dealers Quotation System, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange (the "Exchange") and the Consumer Price Index. Total return and yield data as reported in national publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.


Performance quotations of a Fund represent the Fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.


The Funds' total returns (including fees and other expenses) for specified periods ended September 30, 1995, were as follows:

                                                             AVERAGE ANNUAL RETURNS
                                           One           Three         Five          Since
                                           Year          Years         Years         Inception(1)
                                           ----          -----         -----         ---------

 Aggressive Equity                         35.2%          25.2%         26.3%         15.5%
 Micro-Cap                                 -              -             -             36.0%(2)
 Growth                                    39.8%          21.5%         21.3%         13.3%
 Mid-Cap                                   69.2%          23.4%         -             22.1%
 Income                                    10.5%           5.2%          8.4%          8.2%



1 Inception date for all Funds except the Mid-Cap and Micro-Cap Funds is December 6, 1986; the Mid-Cap Fund's inception date was August 16, 1992; the Micro-Cap Fund's inception date was June 19, 1995.



2  Not annualized.



The Funds charged no sales loads, redemption fees, or other similar fees as of September 30, 1995. Accordingly, both purchase price and redemption price equal net asset value per share, and no adjustments are made in either yield or total return performance calculations to reflect nonrecurring charges.



                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Investment Objectives presented below cannot be changed without shareholder approval. Since all investments are subject to inherent market risks there is no assurance these objectives will be achieved. The Investment Policies and Techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval.

AGGRESSIVE EQUITY FUND


Currently, the Aggressive Equity Fund is closed to new investors. The Fund's current shareholders and certain others may continue to add to an existing account or open new accounts. (See "Purchase of Shares.") The Fund may resume sales to new investors at some future date, but it has no present intention to do so.


Investment Objective
The primary investment objective of the Aggressive Equity Fund is long-term growth of capital through investments in common stock of companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The "Flagship" of the Wasatch Fund Family, this portfolio seeks to invest in companies believed by the Manager to be rapidly growing, to be smaller but have the potential to become much larger. The major distinction between the Growth Fund and the Aggressive Equity Fund is that the Aggressive Equity Fund is a non-diversified fund and thus can be more heavily weighted in fewer stocks than the Growth Fund, which is a diversified fund.

Investment Policies and Techniques
The Aggressive Equity Fund will normally invest at least 65% of its total assets in common stocks of growth companies which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash. Debt obligations acquired will be investment grade at the time of purchase, that is, obligations rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized rating agencies or obligations unrated but deemed by the Manager to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.
Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Manager will consider such an event in determining whether the Fund should continue to hold the security. The Manager expects, however, to sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See the Statement of Additional Information for a description of applicable debt ratings.

The Fund may invest a substantial portion of its assets in small capitalization companies. While small capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies are typically larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discount from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. The values of the shares of small capitalization companies may move independently of the values of larger capitalization companies or of general stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index.


The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depository Receipts, are not subject to this 15% limitation.) Foreign investments may be subject to special risks, including those resulting from fluctuation in currency exchange rates, revaluation of currencies, future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.


The Fund may also invest up to 5% of its total assets at the time of purchase in "Special Situations," which the Manager defines as companies in the process of reorganization or buy-out. Such companies may have limited financial resources, or may be dependent upon a small management group and their securities may be subject to more abrupt or erratic market movements.

The Aggressive Equity Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

MICRO-CAP FUND

It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets. At that time, the Fund will determine whether to permit continued investments by existing shareholders or others. The Fund reserves the right to reconsider closing the Fund at any time and may close the Fund but resume sales at a later date.

Investment Objective
The primary investment objective of the Micro-Cap Fund is long-term growth of capital. The Fund seeks this objective by investing primarily in common stocks of small companies believed by the Manager to possess growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The Micro-Cap Fund is a non-diversified fund, and consequently may be more heavily weighted in fewer stocks, and thus may be subject to greater risk. In addition, while the Manager believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies may involve greater risks and portfolio price volatility. See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of the special considerations and risks associated with investments in small capitalization companies.

Investment Policies and Techniques
The Micro-Cap Fund will invest under normal market conditions at least 65% of its total assets in common stocks of companies with market capitalizations that are less than $150 million at the time of the initial purchase.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes rated in the top categories by a nationally recognized statistical rating organization or unrated but deemed by the Manager to be of comparable quality (which master demand notes are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash.


The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade debt securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations."


The Micro-Cap Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

GROWTH FUND

Investment Objective
The primary investment objective of the Growth Fund is long-term growth of capital through investments in a diversified portfolio of common stock of companies believed by the Manager to possess superior growth potential. The Fund seeks investments in companies that may have the potential to become much larger and grow at a more consistent, but slower rate than the companies typically in the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund. Income is a secondary objective to be sought only when consistent with the primary objective. The Growth Fund is designed for the more conservative equity investor. As a further measure of conservatism, when the market conditions warrant, the Fund will hold more cash or other fixed income investments than the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund.

Investment Policies and Techniques
The Growth Fund will normally invest at least 65% of its total assets in common stocks of growth companies which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash. The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations." A portion of the Fund's assets may be invested in the securities of small companies. See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of the special considerations and risks associated with investments in small capitalization companies.


Although the Fund is a diversified investment company, 25% of the total asset value of the Fund is not subject to the diversification policy. Because this policy permits the investment of more than 5% of the Fund's total assets at the time of purchase in a single security, the Fund is subject to a greater degree of risk.

MID-CAP FUND

Investment Objective
The primary investment objective of the Mid-Cap Fund is long-term growth of capital through investments in a portfolio of common stock of mid-sized companies believed by the Manager to possess superior growth potential based on historical and projected rates of earnings growth or on development of new products and services. Income is a secondary objective to be sought only when consistent with the primary objective. The Mid-Cap Fund seeks investments in companies which the Manager believes may grow generally at a rate of earnings growth higher than the companies in the portfolios of the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund and the Wasatch Micro-Cap Fund and, therefore, may experience greater short-term price volatility. These anticipated higher growth rates may cause the Wasatch Mid-Cap Fund to be more volatile than the other Wasatch Funds and therefore, investors should consider an investment in the Mid-Cap Fund to be subject to more risk and greater volatility than the other Wasatch Funds.


Investment Policies and Techniques
The Mid-Cap Fund will invest at least 65% of its total assets in common stock of companies whose market capitalization is between $300 million and $5 billion at the time of purchase, which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.



The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). The Fund may invest in preferred stocks, government securities, investment grade debt securities or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash. At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments (as described above) and cash. The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations." It should be noted that companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in their earnings and prospects. See "Aggressive Equity Fund - Investment Policies and Techniques" for an additional discussion of risks associated with investments in companies with smaller market capitalizations.

The Mid-Cap Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 75% of the Fund's total assets, the Fund will not purchase additional securities of any one individual company if immediately after and as a result of such investment the Fund owns more than 10% of any class of securities of such company. In addition, though not a fundamental policy, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of any one individual company if immediately after and as a result of such investment more than 5% of the Fund's total assets would be invested in the securities of such company, or the Fund owns more than 10% of the outstanding voting securities of such company. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

INCOME FUND

Investment Objective
The Income Fund's primary investment objective is to receive current income at low risk by investing in fixed income securities. The secondary objective is capital appreciation. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. The Fund is not limited as to the maturities of its portfolio investments, and to the extent consistent with its investment objective, may take full advantage of the entire range of maturities offered. However, under normal market conditions, the Fund anticipates it will maintain a dollar weighted average portfolio maturity of three years or less. The Fund can invest in investment grade fixed income securities, including securities of the United States government and its agencies, corporate bonds and notes, convertible securities, preferred stocks, short-term securities, money market instruments and cash.

Investment Policies and Techniques
The Income Fund seeks to achieve its investment objectives by investing in investment grade fixed income securities, including securities of the United States government and its agencies and instrumentalities, corporate bonds and notes, convertible securities, preferred stocks, short-term securities, money market instruments and cash. See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities where ratings are downgraded.

Securities issued or guaranteed by the U.S. government or its agencies include a variety of Treasury securities which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.

Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yields, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's portfolio securities, and therefore its net asset value per share, generally will decline.

Government National Mortgage Association (GNMA) pass-through certificates may be less effective than other types of U.S. government securities as a means of locking in attractive long-term interest rates due to the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. GNMA certificates may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline, while having comparable risk of decline in value during periods of rising rates.

To the extent they are purchased at par or at a discount, GNMA certificates offer a high degree of safety of principal investment because of the GNMA guarantee. If the Fund buys GNMA certificates or other government mortgage-backed securities at a premium, however, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Not only does the Manager seek to limit risk by investing in investment grade securities but also by adjusting the maturity of the portfolio. The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. The rate of turnover in the Fund will depend on interest rate volatility. During periods of high interest rate volatility, it is likely that the Fund will experience a high rate of turnover. If the Manager forecasts that interest rates will not increase substantially, turnover is lower and the average maturity of the portfolio may exceed ten years. If the Manager forecasts a substantial increase in interest rates, a temporary defensive policy may be more appropriate, and the Manager may deem it prudent to reduce the average maturity
of the portfolio to less than one year.   As a general matter, instruments
having a longer remaining maturity tend to fluctuate more in market value than instruments having a shorter maturity for a given change in yield. Consequently, the Fund's net asset value will tend to fluctuate more at times when the average maturity of its portfolio is longer. While such portfolio adjustments may require the sale of securities prior to their maturity date, the goal of such transactions will be either to increase income and/or to limit risk rather than to obtain trading profits.

Although the Income Fund is a diversified investment company, 25% of the total asset value of the Fund is not subject to the diversification policy. Because this policy permits the investment of more than 5% of the Fund's total assets at the time of purchase in a single security, the Fund is subject to a greater degree of risk.


                               PORTFOLIO TURNOVER

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. "Investment securities" for the purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Aggressive Equity, Micro-Cap, Growth, Income and Mid-Cap Funds' portfolios appropriate in view of each Fund's investment objectives. As a result, while the Funds will not purchase or sell securities solely to achieve short-term trading profits, the Funds may sell portfolio securities without regard to the length of time they have been held if continuing to hold them is no longer consistent with the Funds' investment objectives. High turnover (over 100%) in any year will result in the payment by the Funds of above-average amounts of transaction-related charges and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.


Although a Fund cannot accurately predict its annual portfolio turnover rate, the Manager expects that, under normal circumstances, the annual portfolio turnover rate of the Micro-Cap Fund will not exceed 100%, but may be as high as 150%. The current portfolio rates for the Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds are set forth in the Prospectus. These rates should not be considered as limiting factors.



                           MANAGEMENT OF THE COMPANY

Wasatch Funds is a management investment company incorporated in Utah on November 18, 1986 and presently consists of five separate Funds. The Growth Fund and the Income Fund are each open-end diversified management investment companies, and the Aggressive Equity Fund, Micro-Cap Fund and the Mid-Cap Fund are open-end non-diversified management investment companies. The Manager, Wasatch Advisors, Inc., retains proprietary rights to the Company's name.



The business and affairs of Wasatch Funds are subject to the supervision of its Board of Directors. The Board consists of five directors who are elected each year and serve for one-year terms and/or until their successors are elected and qualified.


The Manager determines the investment of the Funds' assets, provides certain administrative services and manages the Funds' business and affairs. The Manager has been in the investment advisory business since 1975 and currently has assets under management of approximately $500 million. Dr. Samuel S. Stewart, Jr. is President and a Director of the Funds and also Chairman of the Board and President of the

Manager. Dr. Stewart is the only owner of the Manager who owns more than 25% of the Manager and is thus deemed to control the Manager. All interested directors of the Company are also officers and/or directors of the Manager.

Samuel Stewart Jr., Ph.D., is the portfolio manager of the Income Fund and as such is responsible for the day-to-day management of the Income Fund's portfolio. Dr. Stewart is the President of the Manager and has served in such capacity since 1975 when he founded the Manager. Dr. Stewart also serves as lead manager for the portfolio of the Aggressive Equity Fund and serves as Co-Manager with Jeff Cardon on the Growth Fund, Co-Manager with Karolyn
Barker on the Mid-Cap Fund, and Co-Manager with Robert Gardiner on the Micro-Cap Fund. While the portfolios of the Micro-Cap Fund, Growth Fund and Mid-Cap Fund are co-managed, a committee comprised of Dr. Stewart, Jeff Cardon, Karolyn Barker, Robert Gardiner, Mark Bailey and Roy Jespersen, all of who are chartered financial analysts except Mr. Jespersen who has an MBA, also makes recommendations to the Funds. Mr. Cardon joined the Manager in 1980 and serves as vice-president and senior research analyst. Ms. Barker and Mr. Gardiner have served as research analysts for the Manager since 1989 and 1990, respectively. Mr. Bailey and Mr. Jespersen joined the Manager in 1981 and 1983, respectively, and serve as vice-presidents.


The Manager has offices at 68 South Main Street, Salt Lake City, Utah 84101, which also houses the offices of Wasatch Funds.



                         ADVISORY AND OTHER AGREEMENTS

The Company retains the Manager to manage the investment of its assets and to place orders for the purchases and sales of its portfolio securities. Under investment advisory and service contracts, the Aggressive Equity and Growth Funds pay the Manager a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.0%. The Mid-Cap Fund pays the Manager at the annual rate of 1.25%. The Micro-Cap Fund pays the Manager at the annual rate of 2.0%. Such annual rates are higher than the rates paid by most registered investment companies. The Income Fund pays the Manager a monthly fee computed on average daily net assets of the Fund at the annual rate of 1/2 of 1.0%.

The Manager is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Manager is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Manager is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Manager determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Manager in managing the assets of other advisory accounts as well as in the management of the assets of the Funds.

Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, calculates daily net asset values of each Fund, oversees the Funds' custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' custodian or the Transfer Agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives a fee on the combined value of the Funds, computed daily and payable monthly, at the annual rate of twenty-eight one-hundredths of one percent (0.28%) on the first $50 million of the average daily net assets, eighteen one-hundredths of one percent (0.18%) on the next $50 million of the average daily net assets and thirteen one-hundredths of one percent (0.13%) on the average daily net assets in excess of $100 million, subject to the following minimum fees: Aggressive Equity Fund ($75,000); Mid-Cap Fund ($75,000); Growth Fund ($40,000); Micro-Cap Fund ($17,500); and Income Fund ($4,000).

As of February 19, 1996, Sunstone Financial Group, Inc. will act as transfer agent for the Funds (the "Transfer Agent"). Until that time, Firstar Trust Company acts as transfer agent. __________________ acts as custodian of the assets of the Funds. The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.


EXPENSES

The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to Directors who are not interested persons (as defined in the Investment Company Act of 1940), interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with Fund transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses, charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents, travel expenses, salaries and related compensation of all non-officer employees, and extraordinary and nonrecurring expenses.


The advisory and service contracts provide that the Manager shall reimburse the Funds if Fund expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. The Manager has voluntarily agreed to limit the expenses of the Micro-Cap Fund to 2.50%, the expenses of the Aggressive Equity and Growth Funds to 1.50%, the expenses of the Mid-Cap Fund to 1.75% and the expenses of the Income Fund to 1.0% of average net assets computed on a daily basis and will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitations. For the year ended September 30, 1995, the Manager reimbursed the Aggressive Equity Fund $0; the Growth Fund $16,636; the Mid-Cap Fund $35,750; the Income Fund $19,946; and the Micro-Cap Fund $23,438, respectively. The Manager may rescind these voluntary limitations on expenses at any time.



                          ORGANIZATION OF THE COMPANY

The Company is comprised of five separate series, each of which consists of a separate portfolio or fund which issues a separate class of shares. The Board of Directors is authorized to create new funds in addition to those already existing without the approval of the shareholders of the Company. All shares have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares), except that only shares of the respective series are entitled to vote on matters concerning only that series.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a series of the Company has equal dividend, distribution, liquidation and voting rights with other shares of that series. Each issued and outstanding share of a series is entitled to one vote and to participate equally in dividends and distributions declared by the Fund out of that series and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable.


                               PURCHASE OF SHARES


Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a new account application by the Funds' Transfer Agent. The Board of Directors of the Funds has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase. The minimum purchase requirements do not apply to reinvested dividends or investments pursuant to an Automatic Investment Plan or Individual Retirement Account.


INITIAL INVESTMENT (MINIMUM $2,000)


New account applications may be obtained from the Funds. Completed applications should be mailed directly to: Wasatch Funds, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check made payable to Wasatch Funds. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Transfer Agent will charge a $15 fee against an investor's account for any payment check returned to the custodian for insufficient funds. The investor will also be responsible for any losses suffered by the Funds as a result. When a purchase is made by check and a redemption is made shortly thereafter, the Transfer Agent may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.)



To avoid redemption delays, purchases may be made by direct wire transfers.
The establishment of a new account by wire transfer should be preceded by a telephone call to the Transfer Agent at 1-800-551-1700. The investor will be asked to provide his or her name, address, social security or tax identification number, the name of the Fund, the amount of his or her investment and the name and address of the bank that will be wiring the investment. The Transfer Agent will inform the investor of his or her assigned investor account number at that time. Funds should be wired through the Federal Reserve System as follows:

                       __________________________________
                       ABA Number ______________________
                     Trust Funds, Account Number __________

                      For further credit to Wasatch Funds

                           (investor account number)
                         (name or account registration)



After wiring funds, the investor will receive in the mail from the Transfer Agent a new account application. Upon receipt, the investor must complete the application and return it to the Transfer Agent.



Inquiries concerning the Funds or the new account application may be directed to the Transfer Agent. For telephone assistance, call 1-800-551-1700.


SUBSEQUENT INVESTMENTS (MINIMUM $100)

Additions to an investor's account may be made by mail or by wire ($100 minimum). When adding to an account by mail, the investor should send to the Transfer Agent his or her remittance, together with the detachable form sent with the most recent statement from the Transfer Agent. If this form is unavailable, the investor should send a note giving the full name of the account and the account number. For additional investments made by wire transfer, the investor should use the aforementioned wiring instructions.
The investor should notify the Transfer Agent at 1-800-551-1700 prior to wiring funds. The required minimum investments are waived in the case of reinvestment of dividends and distributions and may be waived for plans involving automatic periodic investments.


GENERAL INFORMATION

All applications to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. The Funds do not, except as indicated in the following sentence, accept telephone orders for the purchase of shares, and reserve the right to reject applications in whole or in part. The Funds may accept telephone orders from broker/dealers who have been previously approved by the Funds. It is the responsibility of such broker/dealers promptly to forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker/dealers may charge the investor a transaction-based fee or other fee for their services. Such charges may vary among broker/dealers but in all cases will be retained by the broker/dealer and not remitted to the Funds or the Manager.

In order to relieve the investor of responsibility for safekeeping and delivery of stock certificates, as a matter of practice the Funds do not issue certificates unless the investor requests a certificate each time a purchase is made. Instead, shares purchased are automatically credited to an account maintained for the investor on the books of the Funds by the Transfer Agent. The investor will receive a statement showing the details of each transaction. The Funds reserve the right to charge a fee for the issuance of certificates.


The Aggressive Equity Fund is currently closed to new investors. Shareholders of the Aggressive Equity Fund as of the July 15, 1995 closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Aggressive Equity Fund shares owned and through the purchase of additional Aggressive Equity Fund shares. Shareholders of the Aggressive Equity Fund as of the July 15, 1995 closing date may also open and add to additional Aggressive Equity Fund accounts that use the same social security number as the account existing as of July 15, 1995 such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through financial planners whose clients beneficially own in the aggregate existing Aggressive Equity Fund accounts in excess of $1 million as of July 15, 1995.
Additionally, Directors of the Fund and employees and directors of the Fund's Manager may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

AUTOMATIC INVESTMENT PLAN

The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($50 minimum per transaction monthly/$100 quarterly). Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $15 fee will be imposed by the Transfer Agent if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Funds. A $1,000 minimum initial investment must be met before the Automatic Investment Plan may be established.


                                RETIREMENT PLANS

IRA Plan
Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee. A $1,000 minimum initial investment ($250 for a spousal IRA) is required.

Earnings on amounts held in an IRA are not taxed until withdrawn. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as an application form, are available from the Funds upon request. The IRA kit contains a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Premature withdrawals from an IRA will result in adverse tax consequences. Consultation with a competent financial and tax adviser is recommended.

Section 403(b)(7) Plan
The Funds also offer a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

A complete description of the Plans, as well as a description of the various applicable service fees, are available from the Funds upon request.

                               EXCHANGE PRIVILEGE


All or part of Fund shares owned by an investor may be exchanged for shares of another of the Funds, provided that such other shares may legally be sold in the state of the investor's residence. Exchanges for shares in the Aggressive Equity Fund may only be made by shareholders with an existing Aggressive Equity account. Investors are also permitted to exchange Fund shares for shares of the Northern Money Market Fund. The Northern Money Market Fund is described in a separate prospectus available from the Funds. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Funds. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in the prospectus for the Northern Money Market Fund, and is available only if shares of the Northern Money Market Fund are registered for sale in the state of residence of the investor. Investors are advised to read the Northern Money Market Fund prospectus carefully before authorizing any investment in shares of such fund. Note: Effective February 19, 1996 the money market exchange privilege utilizes the Northern Money Market Fund rather than the Portico Money Market Fund. Exchanges from a Wasatch Fund to the Portico Money Market Fund or from the Portico Money Market Fund to a Wasatch Fund, may not be made directly after that date. In order to move your investment among the Portico Money Market Fund and the Wasatch Funds, you must follow the redemption and purchase procedures described in the respective prospectuses.



Exchange requests are subject to a $500 minimum. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitation by writing to: Wasatch Funds, 68 South Main Street, Salt Lake City, UT 84101. The Funds currently limit exchanges to four per year.
The Transfer Agent may charge a $5.00 fee for each telephone exchange, which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. There is no fee for a written exchange request. The responsibility of the Funds and their Transfer Agent for the authenticity of telephone exchange transactions may be limited as described under "Redemption of Shares." Exchanges into the Aggressive Equity Fund from other Wasatch Advisors Funds or from the Northern Money Market Fund are permitted only for shareholders with an existing Aggressive Equity Fund account.



The Funds also allow investors to make regular automatic monthly investments in an existing account in the Aggressive Equity Fund, Micro-Cap Fund, Growth Fund, Mid-Cap Fund or Income Fund by redemption of shares from their Northern Money Market Fund. There is no fee charged for this service. These transactions must meet the minimum purchase amounts described. Any changes to the automatic exchange must be made prior to the end of the preceding month to be effective in the current month. Please call the Funds at 1-800-551-1700 for an application form.

An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another of the Funds or the Northern Money Market Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.



                              REDEMPTION OF SHARES


Investors may request redemption of part or all of their shares in a respective Fund whenever they wish. For most redemption requests, an investor need only deliver to the Transfer Agent a written, unconditional request to redeem his or her shares at net asset value. A request for redemption must be signed exactly as the shares are registered, including the signature of each joint owner, and must specify the Fund and either the number of shares or the dollar amount of shares that are to be redeemed. If stock certificates have been issued, the investor must also deliver the certificate or certificates in transferable form, duly endorsed or accompanied by a separate stock power. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. Redemptions are effected only by the Transfer Agent. In case of any questions concerning the nature of such additional requirements, the Transfer Agent should be contacted in advance.



Redemption requests may be submitted directly to the Transfer Agent at no cost to the investor. They may also be submitted through broker/dealers, in which case a service fee may be charged by such broker/dealer. If a redemption request is not sent directly to the Transfer Agent, it will be forwarded to the Transfer Agent, and the effective date of redemption will be delayed until the request is received by the Transfer Agent. THUS, TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO THE TRANSFER AGENT.


Except in certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, signatures need not be guaranteed unless (a) the redemption request exceeds $25,000, or (b) the proceeds of the redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record. In such cases, each signature on any stock certificate, stock power or redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the Exchange or other eligible guarantor institution.


The redemption price per share is the next determined net asset value per Fund share after receipt by the Transfer Agent of the written request containing the information set forth above, accompanied by all required documentation. The amount received will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated below for certain redemptions of shares purchased by check).

Investors may redeem Fund shares by telephone. To redeem shares by telephone, an investor must check the appropriate box on the share purchase application. Once this feature has been requested, shares may be redeemed by phoning the Transfer Agent at 1-800-551-1700 and giving the Fund name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. Telephone redemptions must be in amounts of $1,000 or more, not exceeding $25,000. This maximum amount may be waived for broker/dealers.



Payment of the redemption proceeds for Fund shares redeemed by telephone where an investor requests wire payment will normally be made in federal funds on the next business day. As stated above, the Transfer Agent will wire redemption proceeds only to the bank and account designated on the share purchase application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank located within the United States. The Transfer Agent currently charges a $7.50 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account. Shareholders with an account balance of $_______ or more in the Wasatch Funds may not be subject to fees such as wire fees or annual IRA maintenance fees. Shareholders should contact the Funds at 1-800-551-1700 for information about the Funds' Premier Service Group.


In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds and the Transfer Agent have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption proceeds to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. Investors should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by mail as described above.

When redemption is requested shortly after shares have been purchased by personal check, the redemption proceeds will be delayed until the Funds can verify that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) Investors may not use wire transfer to a predesignated account until the shares being redeemed have been issued for at least 15 days. To reduce such delay, the Funds recommend that all purchases be made by wire.

To relieve the Funds of the cost of maintaining uneconomical accounts, the Funds reserve the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $500. Before such involuntary redemption would occur, the investor would be given at least 60 days' written notice and, during that period, the investor could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Any such involuntary redemption would be at net asset value.

The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of portfolio securities or fairly to determine the net asset value.


REDEMPTION FEE



Investment in the Funds is intended to be long-term. Short-term trading may disrupt a Fund's investment program and create additional transaction costs. For these reasons, the Funds (other than the Income Fund) assess a redemption fee equal to .75% of the net asset value of the shares redeemed, including exchanges, of Fund shares held for less than 90 days. The Funds will impose the redemption fee for shares purchased on or after February 1, 1996; shares owned as of January 31, 1996 are exempt from the fee. The redemption fees will be paid to the respective Funds to offset transaction costs.



The Funds will use the "first in, first out" (FIFO) method to determine the 90-day holding period. Using this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the Fund. If this period is less than 90 days, the redemption fee will be assessed.


SYSTEMATIC WITHDRAWAL PLAN

As another convenience for its shareholders, the Funds offer a Systematic Withdrawal Plan whereby investors may request that a check drawn in a predetermined amount be sent to them each month. An investor's account must own shares in a Fund worth at least $10,000 in order to start a Systematic Withdrawal Plan with respect to such Fund, and the minimum amount that may be withdrawn monthly under the plan is $50. Currently there is no separate charge to an investor for this plan. The Systematic Withdrawal Plan may be terminated at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice to each investor prior to the modification or termination taking effect.

Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may be disadvantageous to investors because of certain tax consequences. If the amount withdrawn under the Systematic Withdrawal Plan exceeds the dividends credited to an investor's account, the account may ultimately be depleted. An application for participation in the Systematic Withdrawal Plan can be obtained from the Funds.

                     NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund, by the number of the Fund's outstanding shares.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Manager under the supervision of the Board of Directors.


                              SHAREHOLDER REPORTS


Investors will be provided with a report showing the Funds' portfolios and other information at least semi-annually; and annually, after the close of the Funds' fiscal year, which ends September 30, with a report containing audited financial statements. An individual account statement will be sent to the investor by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of Fund shares. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.



Investors who have questions about their account(s), have general questions about the Funds or desire additional information, should call the Transfer Agent at 1-800-551-1700.



                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

In addition to any increase in the value of shares which a Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Funds' main source of ordinary income. Substantially all of the income, less expenses, of the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund, Wasatch Growth Fund and Wasatch Mid-Cap Fund is distributed annually as dividends to shareholders. The Wasatch Income Fund distributes all of the income less expenses as dividends monthly.


CAPITAL GAINS
Net realized capital gains represent the total profit from sales of securities, minus total losses from sales of securities, including any losses carried forward from prior years. Any net realized capital gains resulting from the operations of the Funds will be distributed annually.

Dividends and capital gains distributions from a Fund are automatically applied to purchase additional shares of the Fund at the net asset value per share on the payable date unless the shareholder has requested in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent; the change will be effective on the record date of the distribution following receipt of the request.

TAXES
The Funds intend to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the Funds will be required to pay any federal income taxes. Should a Fund fail to distribute the amount required by the Tax Reform Act of 1986, as amended, during any calendar year, the Fund would be required to pay a 4%, nondeductible excise tax on the amount of the underdistribution. Shareholders will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from a Fund. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Shareholders are advised to consult their own tax advisers with respect to these matters.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gains distributions, and redemption proceeds for any account on which the owner provides an incorrect taxpayer identification number or no number on a new account.


                             ADDITIONAL INFORMATION

Directors

Samuel S. Stewart, Jr., Ph.D., Chairman of the Board
Jeff S. Cardon
James U. Jensen
Roy S. Jespersen
William R. Swinyard

Investment Adviser

Wasatch Advisors, Inc.
68 South Main Street
Salt Lake City, UT  84101


Administrator and Transfer Agent (effective February 19, 1996)


Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI  53202

Custodian



____________________________



____________________________



____________________________



Legal Counsel

Michael J. Radmer
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN  55402-1498


Independent Auditors

Arthur Andersen LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202


WASATCH FUNDS

68 South Main Street
Salt Lake City, UT  84101


To Open an Account or Request Information, or For Account Balances and Investor Services

1-800-551-1700

                      STATEMENT OF ADDITIONAL INFORMATION



                              WASATCH FUNDS, INC.

                            68 South Main, Suite 400
                           Salt Lake City, UT  84101



                                January 31, 1996




WASATCH FUNDS, INC. (the "Company") is an open-end management investment company issuing shares of Common Stock in separate series or "Funds". The Company includes five Funds: The Growth Fund and Income Fund are each diversified funds; The Aggressive Equity, Micro-Cap and Mid-Cap Funds are each non-diversified funds. Each of the Funds has its own investment objective designed to meet different investment goals.



This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling or writing Wasatch Funds, Inc. at 68 South Main Street, Salt Lake City, Utah 84101 at (801) 533-0778. The Statement of Additional Information and the related Prospectus are both dated January 31, 1996. Capitalized terms used herein and not defined have the same meanings as used in the Prospectus.






TABLE OF CONTENTS


General Information and History . . . . . . . . . . . . . . . . . .    2
Investment Objectives and Policies  . . . . . . . . . . . . . . . .    2
Description of Corporate Bond Ratings . . . . . . . . . . . . . . .    3
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . .    4
Management of the Company . . . . . . . . . . . . . . . . . . . . .    6
Control Persons and Principal Holders of Securities . . . . . . . .    7
Investment Advisory and Other Services  . . . . . . . . . . . . . .    8
Brokerage Allocation and Other Practices  . . . . . . . . . . . . .   10
Capital Stock and Other Securities  . . . . . . . . . . . . . . . .   11
Purchase, Redemption and Pricing of Securities Being Offered  . . .   12
Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Calculation of Performance Data . . . . . . . . . . . . . . . . . .   13
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . .   14

GENERAL INFORMATION AND HISTORY


Wasatch Funds, Inc. (the "Company") was incorporated under Utah law on November 18, 1986. It is an open-end management investment company composed of five separate Funds. The Growth Fund and Income Fund are each diversified funds; the Aggressive Equity Fund, the Micro-Cap Fund and Mid-Cap Fund are each non-diversified funds. The Growth Fund, Income Fund and Aggressive Equity Fund commenced operations on December 6, 1986, the Mid-Cap Fund on August 16, 1992, and the Micro-Cap Fund on June 19, 1995.



INVESTMENT OBJECTIVES AND POLICIES


Wasatch Funds, Inc. is a no-load mutual fund consisting of five separate series (the "Funds"), each of which has its own investment objective designed to meet different investment goals.


The Wasatch Aggressive Equity Fund is designed for the investor looking for long-term growth of capital through investments in a non-diversified portfolio of companies believed by the Manager to be rapidly growing. The "Flagship" of the Wasatch Fund Family, this portfolio seeks to invest in smaller companies which the Manager believes to have the potential to become much larger. These companies are believed by the Manager to possess certain attributes which will enable them to double in size within five years.

The Wasatch Micro-Cap Fund seeks long-term growth of capital. The Fund seeks this objective by investing primarily in small capitalization companies believed by the Manager to possess superior growth potential. The major distinction between the Wasatch Aggressive Equity Fund and the Wasatch Micro-Cap Fund is that the Micro-Cap Fund will normally invest primarily in common stocks of companies with market capitalizations less than $150 million at the time of initial purchase.

The Wasatch Growth Fund is designed for the more conservative equity investor looking for long-term growth of capital through investments in a diversified portfolio of companies which the Manager believes to be relatively stable and offer superior growth prospects. The Manager seeks companies with the potential to become much larger and grow at a more consistent, but slower rate than the companies in the Wasatch Aggressive Equity Fund and the Wasatch Mid-Cap Fund. As a further measure of conservatism, when the market conditions warrant, the Fund will hold more cash or other fixed income investments than the Wasatch Aggressive Equity Fund and the Wasatch Mid-Cap Fund.

The Wasatch Mid-Cap Fund seeks long-term growth of capital through investments in small- to mid-sized companies believed by the Manager to have exceptional growth potential. The companies in this portfolio are expected by the Manager to grow their earnings at even higher rates than the companies in the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund or the Wasatch Mid-Cap Fund. These anticipated higher growth rates may cause the Wasatch Mid-Cap Fund to be more volatile than the other Wasatch Advisors Funds.

The Wasatch Income Fund's primary investment objective is to receive current income at relatively lower risk by investing in fixed income securities. The secondary objective is capital appreciation. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. The Fund is not limited as to maturities of its portfolio investments, and to the extent consistent with its investment objective, may take full advantage of the entire range of maturities offered. However, under normal market conditions, the Fund anticipates it will maintain a dollar weighted average portfolio maturity of three years or less.

Reference is made to "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Prospectus for a more complete discussion of the investment objectives, policies and associated risks of the Company.


DESCRIPTION OF CORPORATE BOND RATINGS

Each Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Manager to be of comparable quality. The following list describes the various ratings of corporate bonds:

         Description of corporate bond ratings of Moody's:

         Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Description of corporate bond ratings of S&P:

         AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Aggressive Equity Fund and the Micro-Cap Fund may not:

    1. As to 50% of the Fund's total assets, invest in individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment.

The Mid-Cap Fund may not:

    1. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of any class of securities of such issuer.

The Growth and Income Funds may not:

    1. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

    2. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities, of such issuer.

Each of the Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds may not:

    1.   Make investments for the purpose of exercising control or management.

    2. Invest more than 10% of its total assets in other investment companies, or invest more than 5% of its assets in a single investment company, or hold more than 3% of the total outstanding voting stock of an acquired investment company. Investments in other investment companies will be limited to Money Market Funds for the purpose of investing idle cash balances.

    3. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Each of the Funds has no current intention to invest in securities of this nature.

    4.   Purchase or sell commodities or commodity contracts.

    5. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

    6.   Make short sales of securities.

    7. Invest in securities which cannot be readily sold because of legal or contractual restrictions including repurchase agreements which mature in more than 7 days or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, or 10% of the net asset value of the Fund, taken at market value, would be invested in such securities. Each of the Funds has no current intention to invest in securities of this nature.

    8. Make loans to other persons. (The Funds however may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies, as in the opinion of the fund manager, these investments do not constitute the making of loans.)

    9. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 5% (taken at the market value) of its total assets and pledge its assets to secure such borrowing. Each of the Funds has no current intention to borrow as a temporary measure as allowed under the above exception.

   10. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

   11. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

   12. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest or sponsor such programs.

   13. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

   14. Invest more than 5% of its total assets (taken at market value at the time of each investment) in warrants of which no more than 2% will be invested in non-listed issues that have warrants.

   15. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

   16. Invest more than 5% of its total assets (taken at market value at the time of each investment) in "Special Situations", i.e., companies in the process of reorganization or buy-out.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

In addition, the Funds have made certain undertakings to a state securities commission which are not deemed fundamental. These include not investing in real estate mortgages, real estate limited partnerships, and oil, gas or other mineral leases.

Although a Fund cannot accurately predict its annual portfolio turnover rate, the Manager expects that, under normal circumstances, the annual portfolio turnover rate of the Micro-Cap Fund will not exceed 100%, but may be as high as 150%. The current portfolio turnover rates for the Aggressive Equity, Growth, Income and Mid-Cap Funds are set forth in the prospectus.

MANAGEMENT OF THE COMPANY

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 68 South Main, Salt Lake City, Utah 84101.

         *Samuel S. Stewart, Jr., Ph.D., CFA - President and Director

              President and Director of the Company; Chairman of the Board and Director of Research for the Adviser since 1975; Professor of Finance at the University of Utah since 1974.

         *Roy S. Jespersen, MBA - Vice President and Director

              Vice President and Director of the Company; Vice President and Portfolio Manager for the Adviser since 1983.

         *Heidi Preuss - Secretary/Treasurer

              Controller and Administration Manager for the Manager since December 1990; previously, a Ph.D. candidate in Accounting at the University of Alberta, Canada.

         *Jeff S. Cardon, CFA - Director

              Director of the Company; Vice President and Director of the Adviser since 1985; Security Analyst for the Adviser since 1980.

         James U. Jensen - Director
         NPS Pharmaceuticals, Inc.
         420 Chipeta Way
         Salt Lake City, Utah  84108

              Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceutical; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991.

         William R. Swinyard - Director
         Management Office
         660 Tanner Building
         Brigham Young University
         Provo, Utah  84602

              Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983.

         * Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day to day operations of the Company's business affairs between board meetings.


The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $3,600 for services rendered, including attending meetings of the Board of Directors. The annual fee for directors is increased to $6,000 for the fiscal year ending September 30, 1996. The Funds also may reimburse its disinterested directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's directors and officers during the fiscal year ended September 30, 1995 (exclusive of out-of-pocket expenses reimbursed).


                               COMPENSATION TABLE



                                  Aggregate         Pension or Retirement   Estimated Annual    Total Compensation
                                  Compensation      Benefits Accrued As     Benefits Upon       From Company Paid
 Name of Person, Position         From Company      Part of Fund Expenses   Retirement          to Directors
 Samuel S. Stewart, President        $0                     None                 N/A                   $0
 and Director

 Roy S. Jespersen, Vice              $0                     None                 N/A                   $0
 President and Director

 Heidi Preuss                        $0                     None                 N/A                   $0
 Secretary/Treasurer

 Jeff S. Cardon                      $0                     None                 N/A                   $0
 Director

 James U. Jensen                   $3,600                   None                 N/A                 $3,600
 Director

 William R. Swinyard               $3,600                   None                 N/A                 $3,600
 Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 31, 1995, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.



                   SERIES A - WASATCH AGGRESSIVE EQUITY FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA, 94104, 31%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 11%.

                         SERIES B - WASATCH GROWTH FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA, 94104, 45%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 14%;


                         SERIES C - WASATCH INCOME FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA, 94104, 22%; Firstar Trust Co., Custodian for Ray R. Christensen IRA Rollover, 175 S. West Temple, #510, Salt Lake City, Utah, 84101, 15%; Firstar Trust Co., Custodian for Dr. Jaime Mosquera IRA, 800 Pralle Lane, St. Charles, Missouri, 63303, 7%.


                        SERIES D - WASATCH MID-CAP FUND


Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA, 94104, 45%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 19%.



                       SERIES E - WASATCH MICRO-CAP FUND



Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, CA, 94104, 33%; National Financial Services Corp.*, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 14%.




As of October 31, 1995 the directors and officers as a group owned ___% of the outstanding shares of the Growth Fund, ___% of the outstanding shares of the Mid-Cap Fund, ___% of the outstanding shares of the Micro-Cap Fund, and less than 1% of the outstanding shares of the Aggressive Equity and Income Funds.


*  Shareholders of record, not beneficial owners.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, Wasatch Advisors, Inc. is the Company's manager and investment advisor, providing services under the advisory and service contracts. The Manager was organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds, of approximately $500 million.

The principal executive officers and directors of the Manager are Samuel S. Stewart, Jr., Ph.D., President and Director; Roy S. Jespersen, Vice President and Director; Mark E. Bailey, Vice President; Jeff S. Cardon, Vice President and Director; and Luana Buhler, Secretary. Dr. Samuel S. Stewart is the only owner of the Manager who owns more than 25% of the Manager's outstanding equity and is deemed to control the Manager.

Under Advisory and Service Contracts, the Aggressive Equity and Growth Funds pay the Manager a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.0%, the Micro-Cap Fund pays the Manager at the annual rate of 2.0%, and the Mid-Cap Fund pays the Manager at an annual rate of 1.25%. These fees are higher than those paid by other investment companies. The Income Fund pays the Manager a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. The management fees are computed and accrued daily and are payable monthly.

The Manager provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantities and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space and facilities for the Company. Among other expenses, the Funds pay taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of custodians and dividend disbursing agents, proxy material and costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of directors who are not "interested persons" of the Manager, costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated.

The Advisory and Service Contract provides that the Manager shall reimburse each Fund for expenses in excess of the most restrictive expense limitation required by state regulation. At the current time, the lowest applicable expense limitation is 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining net assets of the investment company.

The Manager has voluntarily agreed to limit the Aggressive Equity Fund and the Growth Fund expenses to 1.5%, the Micro-Cap Fund expenses to 2.50%, the Mid-Cap Fund expenses to 1.75% and the Income Fund expenses to 1% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitation. The Manager may rescind these limitations on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.


For the fiscal years ended September 30, 1995, 1994, and 1993, the Manager accrued the following management fees and waived a portion of its management fees in the following amounts (the Micro-Cap Fund commenced operations on June 19, 1995):



                                                         1995             1994              1993
               Aggressive Equity Fund
                 Gross Management Fees                $1,446,523        $349,837          $174,390
                 Waived Management Fees                        0           7,283            25,959

               Growth Fund
                 Gross Management Fees                  $195,697        $140,933          $161,673
                 Waived Management Fees                   16,636          19,106            17,804

               Income Fund
                 Gross Management Fees                   $16,871         $17,515           $22,512
                 Waived Management Fees                   19,946          13,802            15,999

               Mid-Cap Fund
                 Gross Management Fees                  $237,215         $18,382           $22,733
                 Waived Management Fees                   35,750          23,141            17,299

               Micro-Cap Fund
                 Gross Management Fees                   $52,691              --                --
                 Waived Management Fees                   23,438              --                --


GENERAL INFORMATION

Custodian and Transfer Agent

____________________ serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. Each Fund pays __________________ a Custodian fee based on the market value of assets, subject to a ______ per Fund minimum annual fee. Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53201, is the Company's Transfer Agent. The Transfer Agent keeps records of all shareholder accounts and transactions. Each Fund pays Sunstone Financial Group, Inc. a Transfer Agent fee based on the number of shareholder accounts subject to a minimum annual fee.


Counsel
Michael J. Radmer, Dorsey & Whitney, P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors
Arthur Andersen LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202 are the Company's independent Certified Public Accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities for the Company and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Manager to seek the best security price available with respect to each transaction. Except to the extent that the Company may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Manager seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Company or the Manager.

Pursuant to provisions of the investment advisory agreements, the Company's Board of Directors has authorized the Manager to cause the Company to incur brokerage commissions in an amount higher than the lowest available rate in return for the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Company. The Manager undertakes that such higher commissions will not be paid by the Company unless (a) the Manager determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) of the Securities and Exchange Act of 1934 and other applicable state and federal laws, and (c) in the opinion of the Manager the total commissions paid by the Company are reasonable in relation to the expected benefits to the Company over the long term. The investment advisory fees paid by the Funds under the investment advisory agreements are not reduced as a result of the Manager's receipt of research services.

Consistent with both the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such policies as the Board of Directors may determine, and subject to seeking best execution, the Manager may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Manager places portfolio transactions for other advisory accounts.
Research services furnished by firms through which the Company effects its securities transactions may be used by the Manager in servicing all of its accounts; not all of such services may be used by the Manager in connection with the Company. In the opinion of the Manager, the benefits from research services to each of the accounts (including the Company) managed by the Manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Manager, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Manager's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Manager.


During the years ended September 30, 1995, 1994 and 1993, the Company paid the following brokerage commissions:



                                               1995              1994              1993
            Aggressive Equity Fund            $232,209          $101,516          $55,067
            Micro-Cap Fund                      15,947               --               --
            Growth Fund                         65,361            74,171           49,115
            Income Fund                            774               436              475
            Mid-Cap Fund                        31,846            16,241           10,639


The changes in brokerage commissions are partially the result of changes in the turnover rates of the Funds and changes in the amount of assets under management. There are no stated markups on the principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net.

CAPITAL STOCK AND OTHER SECURITIES

The Company is authorized to issue shares in separate series, or "Funds." Five such Funds have been established:

Series A Common - Aggressive Equity Fund
Series B Common - Growth Fund
Series C Common - Income Fund
Series D Common - Mid-Cap Fund
Series E Common - Micro-Cap Fund

See "Organization of the Company" in the Prospectus, for a discussion of the relative rights and characteristics of the shares.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 1995 was as follows:



                                          Aggressive         Micro-Cap           Growth           Mid-Cap         Income
                                         Equity Fund           Fund               Fund             Fund           Fund
 Net Assets                               $305,311,029       $25,368,141      $53,533,465       $98,605,477   $4,035,223
    divided by
 Shares Outstanding                         12,212,284         9,333,798        3,351,512         5,297,597      384,158
    equals
 Net Asset Value Per Share                      $25.00             $2.72           $15.97            $18.61       $10.50
 (Offering & Redemption Price)



PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Investors may exchange their shares of a Fund for shares of the Northern Money Market Fund as provided in the prospectus. Sunstone, in its capacity as transfer agent for the Funds, receives a service fee from the Northern Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares exchanged from the Funds into the Northern Money Market Fund.


TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes since The Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year. The Company intends to pay all dividends during the month of December so that they will not be impacted by this rule.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      ERV    1/n
                 T=[(------)-1]
                      P

                 Where:           T=   average annual total return.

                                ERV=   ending redeemable value at the end of
                                       the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                                  P=   hypothetical initial payment of $1,000.

                                  n=   period covered by the computation,
                                       expressed in terms of years.

         The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                      ERV
                 T=[(------)-1]
                      P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         This calculation can be expressed as follows:

                   a-b   6
         Yield=2[(----+1) - 1]
                    cd


                 Where:        a=   dividends and interest earned during the
                                    period.

                               b=   expenses accrued for the period (net of
                                    reimbursements).

                               c=   the average daily number of Units
                                    outstanding during the period that were
                                    entitled to receive dividends.

                               d= net asset value per share on the last day of the period.


                              FINANCIAL STATEMENTS



The following information from the Annual Report for the Company for the year ended September 30, 1995 is attached hereto:


         (a)  Schedule of Investments
         (b)  Statements of Assets and Liabilities
         (c)  Statements of Operations
         (d)  Statements of Changes in Net Assets
         (e)  Financial Highlights
         (f)  Notes to Financial Statements
         (g)  Independent Auditor's Report

Aggressive Equity Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                         Value
  --------                                                          ------
               COMMON STOCKS 96.92%

               Business Products 6.44%
     157,750   American Business Information, Inc.<F3>          $ 3,194,438
     316,812   BMC West Corp. <F3>                                4,435,368
     244,600   International Imaging Materials, Inc. <F3>         5,931,550
     565,625   Merfin Hygienic Products Ltd. <F3>                 2,634,441
     157,120   Mity-Lite, Inc. <F3>                               1,355,160
      59,500   Wabash National Corp.                              2,104,812
                                                                 ----------
                                                                 19,655,769
                                                                 ----------
               Business Services 3.38%
     205,625   Barrett Business Services, Inc. <F3>               3,135,780
     178,200   National Dentex Corp. <F3>                         3,118,500
     146,200   RTW, Inc. <F3>                                     4,057,050
                                                                 ----------
                                                                 10,311,330
                                                                 ----------
               Communications Products 8.17%
     278,500   Hummingbird Communications Ltd. <F3>              10,374,125
     374,900   Madge, N.V. <F3>                                  11,996,800
      46,750   Stratacom, Inc. <F3>                               2,582,938
                                                                 ----------
                                                                 24,953,863
                                                                 ----------
               Communications Services 2.24%
     115,650   CMG Information Services, Inc. <F3>                3,296,025
      98,700   Data Transmission Network Corp. <F3>               3,528,525
                                                                 ----------
                                                                  6,824,550
                                                                 ----------
               Computer Software 7.00%
     181,500   Aspen Technologies, Inc. <F3>                      5,445,000
     391,100   Phoenix Technologies Ltd. <F3>                     4,937,637
      71,500   Softkey International, Inc. <F3>                   3,163,875
      84,950   Synopsys, Inc. <F3>                                2,612,213
     205,500   Touchstone Software Corp. <F3>                     2,209,125
      77,500   Wonderware Corp. <F3>                              3,012,813
                                                                 ----------
                                                                 21,380,663
                                                                 ----------
               Computer Systems & Components 2.14%
     100,800   Active Voice Corp. <F3>                            2,860,200
      70,950   Digitran Systems, Inc. <F3>                                1
      40,000   Drexler Technology Corp. <F3> <F4>                   391,000
     106,485   Pinnacle Systems, Inc. <F3>                        3,274,413
                                                                 ----------
                                                                  6,525,614
                                                                 ----------

               Electronics 1.41%
     183,000   Cincinnati Microwave, Inc. <F3>                  $ 2,767,875
      35,000   Kent Electronics Corp. <F3>                        1,535,625
                                                                -----------
                                                                  4,303,500
                                                                -----------
               Financial Services 2.93%
     128,862   Washington Federal, Inc.                           3,060,472
     414,250   World Acceptance Corp. <F3>                        5,903,062
                                                                -----------
                                                                  8,963,534
                                                                -----------
               Health Care Products 6.79%
     203,150   Bio-Plexus, Inc. <F3>                              2,488,587
      45,600   Corvel Corp. <F3>                                  1,436,400
     188,375   Epitope, Inc. <F3>                                 2,637,250
     562,416   Interpore International<F3>                        2,741,778
     398,104   Nature's Sunshine Products, Inc.                   8,957,340
     130,500   Techne Corp. <F3>                                  2,463,188
                                                                -----------
                                                                 20,724,543
                                                                -----------
               Health Care Services 6.48%
     247,575   Express Scripts, Inc., Class A<F3>                10,893,300
     177,425   Phamis, Inc. <F3>                                  4,857,009
     203,575   REN Corp. - USA<F3>                                4,046,053
                                                                -----------
                                                                 19,796,362
                                                                -----------
               Personal Products 4.24%
     238,600   Duracraft Corp. <F3>                              10,766,825
     121,162   Varsity Spirit Corp.                               2,180,916
                                                                -----------
                                                                 12,947,741
                                                                -----------
               Personal Services 7.16%
     212,350   Barefoot, Inc.                                     2,787,094
     492,200   Children's Discovery Centers of America, Inc. <F3> 5,783,350
     118,300   Equity Corp. International<F3>                     2,927,925
     251,275   Loewen Group, Inc.                                10,365,094
                                                                -----------
                                                                 21,863,463
                                                                -----------
               Real Estate 5.11%
     410,100   National Health Investors, Inc. REIT              12,405,525
     330,550   Sunstone Hotel Investors, Inc. REIT                3,181,544
                                                                -----------
                                                                 15,587,069
                                                                -----------

               Retail 12.97%
     142,350   Buckle, Inc. (The) <F3>                          $ 2,455,538
     137,800   Doubletree Corp. <F3>                              3,066,050
     153,036   Eateries, Inc. <F3>                                  439,979
     182,100   Friedman's, Inc. <F3>                              3,960,675
     521,390   Heilig-Meyers Co.                                 12,122,318
      82,665   Medicine Shoppe International, Inc.                3,657,926
     280,850   O'Reilly Automotive, Inc. <F3>                     8,495,712
     110,775   St. John Knits, Inc.                               5,400,281
                                                                -----------
                                                                 39,598,479
                                                                -----------
               Semiconductors 3.24%
      63,300   Integrated Process Equipment Corp. <F3>            2,520,131
     181,500   Lattice Semiconductor Corp. <F3>                   7,373,438
                                                                -----------
                                                                  9,893,569
                                                                -----------
               Telecommunications 12.66%
     487,389   Century Telephone Enterprises                     14,804,456
     304,150   Intercel, Inc. <F3>                                6,235,075
     307,390   United States Cellular Corp. <F3>                 11,219,735
     198,650   WorldCom, Inc. <F3>                                6,381,631
                                                                -----------
                                                                 38,640,897
                                                                -----------
               Transportation 2.66%
     107,250   Arrow Transportation Co. <F3>                        268,125
     247,650   Expeditors International of Washington, Inc.       6,686,550
      72,000   M.S. Carriers, Inc. <F3>                           1,152,000
                                                                -----------
                                                                  8,106,675
                                                                -----------
               Other 1.90%
     171,450   FLIR Systems, Inc. <F3>                            2,100,263
      89,550   Interline Resources Corp. <F3>                       402,975
     101,150   OEA, Inc.                                          3,312,662
                                                                -----------
                                                                  5,815,900
                                                                -----------

               Total Common Stocks
               (cost $238,193,468)                              295,893,521
                                                                -----------
               PREFERRED STOCK  0.00%

      12,500   Digitran Systems, Inc. <F3>                             $  1
                                                                       ----

               Total Preferred Stock
               (cost $95,729)                                             1
                                                                       ----

  Principal
   Amount
------------
               DEMAND NOTES 2.18%
               (variable rate)

  $1,025,321   Lilly (Eli) & Co.                                  1,025,321
       5,000   Pitney-Bowes, Inc.                                     5,000
     684,000   Sara Lee Corp.                                       684,000
     150,000   Southwestern Bell Telephone Co.                      150,000



   4,782,187   Warner-Lambert Co.                                 4,782,187
                                                               ------------

               Total Demand Notes
               (cost $6,646,508)                                  6,646,508
                                                               ------------

               Total Investments 99.10%
               (cost $244,935,705)                              302,540,030

               Cash and Other Assets,
               less Liabilities 0.90%                             2,770,999
                                                               ------------

               NET ASSETS 100.00%                              $305,311,029
                                                               ============

                           <F3> Non-income Producing
                     <F4>Restricted security - See Note 7.

                       See notes to financial statements.




Micro-Cap Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                        Value
 ----------                                                        -----

               COMMON STOCKS 81.96%

               Business Products 8.08%
      27,600   BMC West Corp.<F5>                                 $ 386,400
      28,600   International Imaging Materials, Inc. <F5>           693,550
     103,000   Merfin Hygienic Products Ltd. <F5>                   479,730
      41,895   Mity-Lite, Inc. <F5>                                 361,344
       7,500   Thompson PBE, Inc. <F5>                              128,438
                                                                 ----------
                                                                  2,049,462
                                                                 ----------
               Business Services 11.00%
      24,675   Barrett Business Services, Inc. <F5>                 376,294
      83,950   National Dentex Corp. <F5>                         1,469,125
      11,500   On Assignment, Inc. <F5>                             291,813
      23,600   RTW, Inc. <F5>                                       654,900
                                                                 ----------
                                                                  2,792,132
                                                                 ----------
               Communications Products 2.80%
      19,100   Hummingbird Communications Ltd. <F5>                 711,475
                                                                 ----------

               Communications Services 3.14%
       1,950   CMG Information Services, Inc. <F5>                   55,575
      20,700   Data Transmission Network Corp. <F5>                 740,025
                                                                 ----------
                                                                    795,600
                                                                 ----------
               Computer Software 6.99%
       7,900   Aspen Technologies, Inc. <F5>                        237,000
       1,500   Desktop Data, Inc. <F5>                               52,125
       2,000   Discreet Logic, Inc. <F5>                            110,000
         500   Legato Systems, Inc. <F5>                             13,250
      60,000   Phoenix Technologies Ltd. <F5>                       757,500
       5,000   Premenos Technology Corp. <F5>                       162,500
      40,900   Touchstone Software Corp. <F5>                       439,675
                                                                 ----------
                                                                  1,772,050
                                                                 ----------
               Computer Systems & Components 3.43%
      17,750   Active Voice Corp. <F5>                              503,656
       8,400   Adaptive Solutions, Inc. <F5>                         59,850
      10,000   Pinnacle Systems, Inc. <F5>                          307,500
                                                                 ----------
                                                                    871,006
                                                                 ----------
               Electronics 2.21%
      16,500   Cyberoptics Corp. <F5>                             $ 561,000
                                                                 ----------

               Financial Services 0.30%
       5,325   World Acceptance Corp. <F5>                           75,881
                                                                 ----------

               Health Care Equipment 2.12%
      16,000   Corvel Corp. <F5>                                    504,000
       5,000   Infrasonics, Inc. <F5>                                34,688
                                                                 ----------
                                                                    538,688
                                                                 ----------
               Health Care Products 8.65%
      13,000   Bio-Plexus, Inc. <F5>                                159,250
      13,500   Interpore International <F5>                          65,813
      52,760   Nature's Sunshine Products, Inc.                   1,187,100
      41,500   Techne Corp. <F5>                                    783,312
                                                                 ----------
                                                                  2,195,475
                                                                 ----------
               Health Care Services 5.85%
      39,000   Imnet Systems, Inc. <F5>                           1,004,250
      17,500   Phamis, Inc. <F5>                                    479,062
                                                                 ----------
                                                                  1,483,312
                                                                 ----------
               Personal Products 6.35%
      21,200   Duracraft Corp. <F5>                                 956,650
      36,387   Varsity Spirit Corp.                                 654,966
                                                                 ----------
                                                                  1,611,616
                                                                 ----------
               Personal Services 6.89%
       3,500   Advantage Cos., Inc. <F5>                             60,375
      20,000   Ambassadors International<F5>                        225,000
      26,900   Children's Discovery Centers of America, Inc. <F5>   316,075
      30,100   Equity Corp. International<F5>                       744,975
      18,200   Seattle Filmworks, Inc. <F5>                         400,400
                                                                 ----------
                                                                  1,746,825
                                                                 ----------
               Real Estate 4.76%
     125,400   Sunstone Hotel Investors, Inc. REIT                1,206,975
                                                                 ----------

               Retail 7.50%
      14,000   Buckle, Inc. (The) <F5>                              241,500
       5,000   Eateries, Inc. <F5>                                   14,375
      28,700   Friedman's, Inc. <F5>                                624,225
      19,900   O'Reilly Automotive, Inc. <F5>                    $  601,975
      23,000   Quality Dining, Inc. <F5>                            419,750
                                                                 ----------
                                                                  1,901,825
                                                                 ----------

               Semiconductors 0.22%
       2,000   Ontrak Systems, Inc. <F5>                             55,250
                                                                 ----------

               Telecommunications 0.89%
      11,000   Intercel, Inc. <F5>                                  225,500
                                                                 ----------

               Other 0.78%
      16,100   FLIR Systems, Inc. <F5>                              197,225
                                                                 ----------

               Total Common Stocks
               (cost $19,083,441)                                20,791,297
                                                                 ----------
  Principal
   Amount
-------------
               DEMAND NOTES 25.18%
               (variable rate)

  $  537,000   General Mills, Inc.                                  537,000
     715,095   Lilly (Eli) & Co.                                    715,095
   1,127,259   Pitney-Bowes, Inc.                                 1,127,259
   1,134,790   Sara Lee Corp.                                     1,134,790
   1,064,618   Southwestern Bell Telephone Co.                    1,064,618
     986,305   Warner-Lambert Co.                                   986,305
     821,778   Wisconsin Electric Power Co.                         821,778
                                                                 ----------



               Total Demand Notes
               (cost $6,386,845)                                  6,386,845
                                                                 ----------

               Total Investments 107.14%
               (cost $25,470,286)                               $27,178,142

               Liabilities, less
               Cash and Other Assets (7.14)%                     (1,810,001)
                                                               ------------
               NET ASSETS 100.00%                               $25,368,141
                                                               ============

                           <F5> Non-income Producing
                       See notes to financial statements.



                      Growth Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                         Value
-------------                                                      --------
               COMMON STOCKS 86.04%

               Business Products 6.85%
      80,875   American Business Information, Inc. <F6>          $1,637,718
      80,600   BMC West Corp. <F6>                                1,128,400
      37,100   International Imaging Materials, Inc.<F6>            899,675
                                                                 ----------
                                                                  3,665,793
                                                                 ----------
               Business Services 8.04%
      31,900   Corvel Corp. <F6>                                  1,004,850
      47,625   Kent Electronics Corp. <F6>                        2,089,547
      69,200   National Dentex Corp. <F6>                         1,211,000
                                                                 ----------
                                                                  4,305,397
                                                                 ----------
               Computer Software 1.00%
      17,800   Aspen Technologies, Inc. <F6>                        534,000
                                                                 ----------

               Computer Systems & Components 0.00%
      18,100   Digitran Systems, Inc. <F6>                                1
                                                                 ----------

               Financial Services 8.36%
       5,000   Franklin Savings Assn. <F6>                                1
      19,825   Green Tree Financial Corp.                         1,209,325
      75,125   Mercury Finance Co.                                1,831,170
      21,990   Washington Federal, Inc.                             522,262
      63,900   World Acceptance Corp. <F6>                          910,575
                                                                 ----------
                                                                  4,473,333
                                                                 ----------
               Health Care Equipment 0.55%
      12,850   Haemonetics Corp. <F6>                               295,550
                                                                 ----------

               Health Care Products 6.25%
      84,180   Nature's Sunshine Products, Inc.                   1,894,050
      77,000   Techne Corp. <F6>                                  1,453,375
                                                                 ----------
                                                                  3,347,425
                                                                 ----------
               Health Care Services 2.58%
      31,400   Express Scripts, Inc., Class A <F6>                1,381,600
                                                                 ----------

               Personal Products 1.52%
      45,300   Varsity Spirit Corp.                                 815,400
                                                                 ----------


               Personal Services 10.04%
      74,500   Barefoot, Inc.                                     $ 977,812
      94,500   Children's Discovery Centers of America, Inc. <F6> 1,110,375
      61,200   Equity Corp. International <F6>                    1,514,700
      25,300   Loewen Group, Inc.                                 1,043,625
      33,125   Seattle Filmworks, Inc. <F6>                         728,750
                                                                 ----------
                                                                  5,375,262
                                                                 ----------

               Real Estate 13.33%
     103,000   National Health Investors, Inc. REIT               3,115,750
     103,700   Oasis Residential, Inc.                            2,333,250
     175,400   Sunstone Hotel Investors, Inc. REIT                1,688,225
                                                                 ----------
                                                                  7,137,225
                                                                 ----------
               Retail 15.28%
      53,800   Buckle, Inc. (The) <F6>                              928,050
      25,300   Doubletree Corp. <F6>                                562,925
      63,300   Friedman's, Inc. <F6>                              1,376,775
      68,000   Heilig-Meyers Co.                                  1,581,000
      28,400   Medicine Shoppe International, Inc.                1,256,700
      49,850   O'Reilly Automotive, Inc. <F6>                     1,507,962
      19,900   St. John Knits, Inc.                                 970,125
                                                                 ----------
                                                                  8,183,537
                                                                 ----------
               Telecommunications 8.56%
      92,938   Century Telephone Enterprises                      2,822,977
      54,700   WorldCom, Inc. <F6>                                1,757,238
                                                                 ----------
                                                                  4,580,215
                                                                 ----------
               Transportation 3.68%
      39,700   Expeditors International of Washington, Inc.       1,071,900
      56,000   M.S. Carriers, Inc. <F6>                             896,000
                                                                 ----------
                                                                  1,967,900
                                                                 ----------
               Total Common Stocks
               (cost $39,952,902)                                46,062,638
                                                                 ----------
               WARRANTS 0.00%

           1   Cherokee, Inc., Series C                               $   1
                                                                      -----

               Total Warrants
               (cost $6)                                                  1
                                                                      -----
  Principal
   Amount
------------
               DEMAND NOTES 15.89%
               (variable rate)

 $   930,814   General Mills, Inc.                                  930,814
   1,576,025   Pitney-Bowes, Inc.                                 1,576,025
   2,391,445   Sara Lee Corp.                                     2,391,445
   1,831,269   Southwestern Bell Telephone Co.                    1,831,269
   1,774,056   Wisconsin Electric Power Co.                       1,774,056
                                                                 ----------

               Total Demand Notes
               (cost $8,503,609)                                  8,503,609
                                                                 ----------

               Total Investments 101.93%
               (cost $48,456,517)                                54,566,248

               Liabilities, less
               Cash and Other Assets (1.93)%                     (1,032,783)
                                                               ------------

               NET ASSETS 100.00%                               $53,533,465
                                                               ============

                           <F6> Non-income Producing

                       See notes to financial statements.

Mid-Cap Fund Schedule of Investments
September 30, 1995

Number of
 Shares                                                            Value
---------                                                         --------
               COMMON STOCKS 86.20%

               Business Products 0.92%
      25,600   Wabash National Corp.                             $  905,600
                                                                 ----------

               Business Services 2.83%
       7,500   Barrett Business Services, Inc. <F7>                 114,375
      96,300   RTW, Inc. <F7>                                     2,672,325
                                                                 ----------
                                                                  2,786,700
                                                                 ----------
               Communications Products 15.32%
     204,700   Hummingbird Communications Ltd. <F7>               7,625,075
     211,750   Madge, N.V. <F7>                                   6,776,000
      12,700   Stratacom, Inc. <F7>                                 701,675
                                                                 ----------
                                                                 15,102,750
                                                                 ----------
               Computer Software 14.08%
      68,100   Aspen Technologies, Inc. <F7>                      2,043,000
      50,600   Parametric Technology Corp. <F7>                   3,111,900
     300,450   Phoenix Technologies Ltd. <F7>                     3,793,181
      15,000   Premenos Technology Corp. <F7>                       487,500
      49,900   Softkey International, Inc. <F7>                   2,208,075
      24,200   Synopsys, Inc. <F7>                                  744,150
     139,000   Touchstone Software Corp. <F7>                     1,494,250
                                                                 ----------
                                                                 13,882,056
                                                                 ----------
               Computer Systems & Components 5.79%
      74,600   Active Voice Corp. <F7>                            2,116,775
     124,500   Adaptive Solutions, Inc. <F7>                        887,063
      85,000   Drexler Technology Corp. <F7><F8>                    830,875
      61,000   Pinnacle Systems, Inc. <F7>                        1,875,750
                                                                 ----------
                                                                  5,710,463
                                                                 ----------
               Electronics 7.07%
     245,675   Cincinnati Microwave, Inc. <F7>                    3,715,834
      74,200   Kent Electronics Corp. <F7>                        3,255,525
                                                                 ----------
                                                                  6,971,359
                                                                 ----------
               Health Care Products 0.75%
      33,000   Nature's Sunshine Products, Inc.                     742,500
                                                                 ----------



               Health Care Services 13.42%
     131,825   Express Scripts, Inc., Class A <F7>              $ 5,800,300
      20,000   HBO & Company                                      1,250,000
     165,700   Imnet Systems, Inc. <F7>                           4,266,775
      69,800   Phamis, Inc. <F7>                                  1,910,775
                                                                -----------
                                                                 13,227,850
                                                                -----------
               Personal Products 4.72%
     103,150   Duracraft Corp. <F7>                               4,654,644
                                                                -----------

               Personal Services 2.04%
     171,600   Children's Discovery Centers of
                America, Inc. <F7>                                2,016,300
                                                                -----------

               Retail 4.26%
      30,000   Doubletree Corp. <F7>                                667,500
     109,000   Friedman's, Inc. <F7>                              2,370,750
       3,000   O'Reilly Automotive, Inc. <F7>                        90,750
      58,500   Quality Dining, Inc. <F7>                          1,067,625
                                                                -----------
                                                                  4,196,625
                                                                -----------
               Semiconductors 4.65%
      36,500   Integrated Process Equipment Corp. <F7>            1,453,156
      77,200   Lattice Semiconductor Corp. <F7>                   3,136,250
                                                                -----------
                                                                  4,589,406
                                                                -----------
               Telecommunications 8.74%
      70,200   Intercel, Inc. <F7>                                1,439,100
      70,100   United States Cellular Corp. <F7>                  2,558,650
     143,900   WorldCom, Inc. <F7>                                4,622,788
                                                                -----------
                                                                  8,620,538
                                                                -----------
               Other 1.61%
     129,900   FLIR Systems, Inc. <F7>                            1,591,275
                                                                -----------

               Total Common Stocks
               (cost $72,972,850)                                84,998,066
                                                                -----------
  Principal
  Amount
  ----------   COMMERCIAL PAPER 8.11%
  $1,000,000   G.E. Capital Corp., 5.73%, 10/3/95               $ 1,000,000
   1,000,000   Norwest Financial, Inc., 5.77%, 10/5/95            1,000,000
   2,000,000   Norwest Financial, Inc., 5.77%, 10/12/95           2,000,000
   3,000,000   Prudential Funding Corp., 5.70%, 10/3/95           3,000,000
   1,000,000   Prudential Funding Corp., 5.76%, 10/4/95           1,000,000
                                                                -----------
               Total Commercial Paper
               (cost $8,000,000)                                  8,000,000
                                                                -----------

               DEMAND NOTES 9.61%
               (variable rate)

   1,490,487   General Mills, Inc.                                1,490,487
     950,793   Lilly (Eli) & Co.                                    950,793
   1,717,559   Pitney-Bowes, Inc.                                 1,717,559
   1,907,922   Sara Lee Corp.                                     1,907,922
   1,628,501   Southwestern Bell Telephone Co.                    1,628,501
   1,781,050   Wisconsin Electric Power Co.                       1,781,050
                                                                 ----------

               Total Demand Notes
               (cost $9,476,313)                                  9,476,313
                                                                 ----------

               Total Investments  103.92%
               (cost $90,449,163)                               102,474,379

               Liabilities, less
               Cash and Other Assets (3.92)%                     (3,868,902)
                                                                -----------

               NET ASSETS 100.00%                               $98,605,477
                                                               ============

                           <F7> Non-income Producing
                     <F8> Restricted security - See Note 7.

                       See notes to financial statements.





Income Fund Schedule of Investments
September 30, 1995

Principal Amount                                                    Value
----------------                                                   -------
               CORPORATE BONDS 0.65%

    $ 25,000   Illinois Bell Telephone Co.,
               8.50%, 4/22/26                                      $ 26,125
                                                                   --------

               Total Corporate Bonds
               (cost $26,231)                                        26,125
                                                                   --------

               U.S. GOVERNMENT AGENCY 9.94%




     400,000   Student Loan Marketing Assn.,
               8.80%, 11/15/04                                      400,952
                                                                   --------

               Total U.S. Government Agency
               (cost $400,000)                                      400,952
                                                                   --------

               U.S. GOVERNMENT OBLIGATIONS 64.17%
   2,200,000   U.S. Treasury Bill,
               5.57%, 2/8/96                                      2,156,843

     350,000   U.S. Treasury Note,
               9.375%, 2/15/06                                      432,506
                                                                  ---------

               Total U.S. Government Obligations
               (cost $2,550,973)                                  2,589,349
                                                                  ---------

               DEMAND NOTES 24.53%
                                                            (variable rate)


      40,000   General Mills, Inc.                                   40,000
     142,176   Lilly (Eli) & Co.                                    142,176
      86,460   Pitney-Bowes, Inc.                                    86,460
     227,292   Sara Lee Corp.                                       227,292
     194,421   Southwestern Bell Telephone Co.                      194,421
     123,739   Warner-Lambert Co.                                   123,739
     175,880   Wisconsin Electric Power Co.                         175,880
                                                                  ---------

               Total Demand Notes
               (cost $989,968)                                      989,968
                                                                  ---------

               Total Investments 99.29%
               (cost $3,967,172)                                 $4,006,394

               Cash and Other Assets,
               less Liabilities 0.71%                                28,829
                                                                 ----------

               NET ASSETS 100.00%                                $4,035,223
                                                                 ==========


                       See notes to financial statements.

Wasatch Advisors Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             Aggressive
                                               Equity          Micro-Cap          Growth             Mid-Cap           Income
                                                Fund             Fund              Fund                Fund             Fund
                                           -------------     ------------     -------------       -------------     ------------
Assets:
  Investments, at market value
     Nonaffiliated issuers (cost
       $230,242,019, $25,470,286,
       $48,456,517,$90,449,163,
       and $3,967,172, respectively)       $289,541,242     $27,178,142        $54,566,248        $102,474,379      $4,006,394
     Affiliated issuers (cost $14,693,686,
       $0, $0, $0 and $0, respectively)      12,998,788               -                  -                   -               -
  Cash                                          328,900               -            400,000                   -               -
  Receivable for investment
     securities sold                          2,414,999               -                  -             266,390               -
  Interest and dividends receivable             289,918          21,029            101,582              38,654          22,226
  Prepaid expenses                               29,447           7,248              8,323              10,036           7,322
  Receivable from adviser                             -           3,943              3,384              18,342           6,022
                                           ------------     -----------        -----------        ------------     -----------
     Total Assets                           305,603,294      27,210,362         55,079,537         102,807,801       4,041,964
                                           ------------     -----------        -----------        ------------     -----------
Liabilities:
  Payable for securities purchased                    -       1,812,541          1,500,342           4,113,174               -
  Accrued investment advisory fee                84,436          12,811             14,143              32,194             553
  Accrued expenses                              207,829          16,869             31,587              56,956           6,188
                                           ------------     -----------        -----------        ------------     -----------
     Total Liabilities                          292,265       1,842,221          1,546,072           4,202,324           6,741
                                           ------------     -----------        -----------        ------------     -----------
Net Assets:                                $305,311,029     $25,368,141        $53,533,465        $ 98,605,477     $ 4,035,223
                                           ============     ===========        ===========        ============     ===========
Net Assets Consist of:
  Capital stock                            $     12,212     $     9,334        $     3,352        $      5,298     $       384
  Paid-in-capital in excess of par          246,407,438      23,651,704         46,729,891          86,322,202       3,930,190
  Undistributed net investment income                 -              -              57,262                   -         151,554
  Undistributed net realized gain (loss)
     on investments                           1,287,054            (753)           633,229             252,761         (86,127)
  Net unrealized appreciation
     on investment securities                57,604,325       1,707,856          6,109,731          12,025,216          39,222
                                           ------------     -----------        -----------        ------------     -----------
  Net Assets                               $305,311,029     $25,368,141        $53,533,465        $ 98,605,477     $ 4,035,223
                                           ============     ===========        ===========        ============     ===========

Capital Stock, $.001 par value:
  Authorized                                100,000,000     100,000,000        100,000,000         100,000,000     100,000,000
  Issued and outstanding                     12,212,284       9,333,798          3,351,512           5,297,597         384,158

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE:                                       $25.00           $2.72             $15.97              $18.61          $10.50
                                                 ======           =====             ======              ======          ======

See notes to financial statements.


Wasatch Advisors Funds, Inc.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995
                                             Aggressive
                                               Equity          Micro-Cap          Growth             Mid-Cap           Income
                                                Fund           Fund<F9>           Fund                Fund             Fund
                                           -------------     -----------     -------------       -------------     ------------
Investment Income:
  Interest                                    $ 852,827        $ 43,923         $133,660            $193,915          $232,459
  Dividends                                     739,138<F10>      1,995          217,185<F11>          2,897                 -
                                              ---------        --------         --------            --------          --------
                                              1,591,965          45,918          350,845             196,812           232,459
                                              ---------        --------         --------            --------          --------
Expenses:
  Investment advisory fees                    1,446,523          52,691          195,697             237,215            16,871
  Shareholder servicing                         257,546           6,749           25,567              35,184             9,753
  Fund administration and
     accounting fees                            151,167           6,742           21,824              15,449             4,359
  Federal and state registration fees           122,623          17,589           31,340              51,638            15,027
  Custody fees                                   54,837             675           12,575              11,907             1,052
  Reports to shareholders                        54,112             873            6,812               6,470             1,229
  Audit fees                                     10,430           2,992            7,762               5,371             2,268
  Legal fees                                     10,006             295            4,232               1,367             1,011
  Other                                           7,684             249            2,265               1,062             1,232
  Directors' fees                                 3,755             120              799               1,026               399
  Pricing                                         2,525             370            1,346               1,196               516
                                              ---------         -------         --------            --------          --------

  Total expenses before
     reimbursement                            2,121,208          89,345          310,219             367,885            53,717
  Reimbursement of expenses
     by advisor                                       -         (23,438)         (16,636)            (35,750)          (19,946)
                                             ----------       ---------        ---------          ----------         ---------

  Net expenses                                2,121,208          65,907          293,583             332,135            33,771
                                             ----------       ---------        ---------          ----------         ---------

Net Investment (Loss) Income:                  (529,243)        (19,989)          57,262            (135,323)          198,688
                                             ----------       ---------        ---------          ----------         ---------

Realized and unrealized gain:
  Net realized gain (loss) on investments     2,696,275            (753)         736,267             417,714           (35,783)
  Change in unrealized appreciation
     on investments                          54,953,184       1,707,856        6,268,326          12,017,873           167,864
                                            -----------      ----------       ----------         -----------         ---------

     Net gain on investments                 57,649,459       1,707,103        7,004,593          12,435,587           132,081
                                            -----------      ----------       ----------         -----------         ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS:                $57,120,216      $1,687,114       $7,061,855         $12,300,264          $330,769
                                            ===========      ==========       ==========         ===========          ========

<F9> Commenced operations on June 19, 1995.
<F10> Net of $2,322 in foreign withholding taxes.
<F11> Net of $265 in foreign withholding taxes.

See notes to financial statements.


Wasatch Advisors Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
                                                Aggressive Equity Fund         Micro-Cap Fund                  Growth Fund
                                              Year ended      Year ended       June 19, 1995<F12>       Year ended    Year ended
                                             Sept.30, 1995   Sept.30, 1994    to Sept.30, 1995        Sept.30, 1995  Sept.30, 1994
                                             -------------   -------------    ----------------        -------------  -------------
OPERATIONS:
  Net investment (loss) income                $ (529,243)     $ (235,772)         $ (19,989)          $    57,262     $  (71,126)
  Net realized gain (loss) on investments      2,696,275       4,156,773               (753)              736,267      2,977,656
  Change in unrealized appreciation/
      depreciation on investments             54,953,184      (1,534,286)         1,707,856             6,268,326     (2,699,070)
                                             -----------     -----------         ----------           -----------    -----------
  Net increase in net assets resulting
      from operations                         57,120,216       2,386,715          1,687,114             7,061,855        207,460
                                             -----------     -----------         ----------           -----------    -----------

DIVIDENDS PAID FROM:
  Net investment income                                -               -                  -                     -              -
  Net realized gains                          (4,403,597)     (1,539,930)                 -            (2,878,781)      (952,468)
                                             -----------     -----------         ----------           -----------    -----------
                                              (4,403,597)     (1,539,930)                 -            (2,878,781)      (952,468)
                                             -----------     -----------         ----------           -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                246,050,188      25,582,930         24,358,929            40,273,774      1,301,424
  Shares issued to holders in
      reinvestment of dividends                4,262,844       1,502,281                  -             2,805,588        947,918
                                            ------------     -----------         ----------           -----------   ------------
                                             250,313,032      27,085,211         24,358,929            43,079,362      2,249,342
  Shares redeemed                            (44,087,768)     (4,856,212)          (677,902)           (4,947,865)    (7,904,118)
                                            ------------     -----------        -----------           -----------   ------------
  Net increase (decrease)                    206,225,264      22,228,999         23,681,027            38,131,497     (5,654,776)
                                            ------------     -----------        -----------           -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS:                             258,941,883      23,075,784         25,368,141            42,314,571     (6,399,784)

NET ASSETS:
  Beginning of period                         46,369,146      23,293,362                  -            11,218,894     17,618,678
                                            ------------     -----------        -----------          ------------   ------------
  End of period                             $305,311,029     $46,369,146        $25,368,141           $53,533,465    $11,218,894
                                            ============     ===========        ===========          ============   ============
     Undistributed net investment
     income included in net assets
     at end of period                                  -               -                  -             $  57,262              -
                                            ============     ===========        ===========           ===========   ============

<F12> Commencement of operations.
See notes to financial statements.

Wasatch Advisors Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Mid-Cap Fund                                  Income Fund
                                                   Year ended         Year ended               Year ended          Year ended
                                               September 30, 1995  September 30, 1994      September 30, 1995   September 30, 1994
                                               ------------------  ------------------      ------------------   ------------------
OPERATIONS:
   Net investment (loss) income                   $ (135,323)        $  (17,402)               $  198,688          $  180,533
   Net realized gain (loss) on investments           417,714            127,191                   (35,783)            (50,344)
   Change in unrealized appreciation/
      depreciation on investments                 12,017,873           (107,833)                  167,864             (76,066)
                                                 -----------        -----------                ----------          ----------
   Net increase in net assets resulting
      from operations                             12,300,264              1,956                   330,769              54,123
                                                 -----------        -----------                ----------          ----------

DIVIDENDS PAID FROM:
   Net investment income                                   -                  -                  (183,919)           (163,631)
   Net realized gains                                 (2,697)                 -                         -              (7,011)
                                                 -----------        -----------                ----------          ----------
                                                      (2,697)                 -                  (183,919)           (170,642)
                                                 -----------        -----------                ----------          ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                    93,354,746            161,009                 1,362,975             283,296
   Shares issued to holders in
      reinvestment of dividends                        2,678                  -                   179,666             167,058
                                                 -----------        -----------                ----------          ----------
                                                  93,357,424            161,009                 1,542,641             450,354
   Shares redeemed                                (8,140,574)        (1,523,064)                 (904,145)           (832,134)
                                                 -----------        -----------                ----------          ----------
   Net increase (decrease)                        85,216,850         (1,362,055)                  638,496            (381,780)
                                                 -----------        -----------                ----------          ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS:                                 97,514,417         (1,360,099)                  785,346            (498,299)

NET ASSETS:
   Beginning of period                             1,091,060          2,451,159                 3,249,877           3,748,176
                                                 -----------        -----------               -----------          ----------
   End of period                                 $98,605,477         $1,091,060                $4,035,223          $3,249,877
                                                 ===========        ===========               ===========          ==========
      Undistributed net investment
      income included in net assets
      at end of period                                     -                  -               $   151,554          $  136,785
                                                 ===========        ===========               ===========          ==========

See notes to financial statements.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS
                                                                                                                          Micro-Cap
Aggressive Equity Fund                                                                                                      Fund
                                                                                                                 Dec. 6,   June 19,
                                                                                                               1986<F13>  1995<F13>
                                                                                                                 through   through
                                             Year ended September 30,              Year ended September 30,      Sept.30,  Sept.30,
                                       1995       1994     1993      1992      1991     1990      1989     1988    1987      1995
                                       -----      -----    -----    -----     -----     ----      ----     ----    ----      ----
Net asset value,
   beginning of period               $19.96     $19.75   $15.23    $16.42    $ 9.77   $10.92    $ 9.07    $11.76    $10.00  $2.00

Income (loss) from investment
 operations:
   Net investment (loss) income       (0.04)     (0.02)   (0.09)    (0.03)    (0.04)    0.01     (0.01)     0.03      0.02      -
   Net realized and unrealized
      gains (losses) on securities     6.59       1.33     5.40     (0.26)     6.69    (1.16)     1.91     (1.66)     1.74   0.72
                                     ------     ------    -----    ------    ------   ------    ------   -------     -----  -----
      Total from investment
       operations                      6.55       1.31     5.31     (0.29)     6.65    (1.15)     1.90     (1.63)     1.76   0.72

Less distributions:
   Dividends from net investment
      income                              -          -        -         -         -        -     (0.05)    (0.01)        -      -
   Distributions from net realized
      gains                           (1.51)     (1.10)   (0.79)    (0.90)        -        -         -     (1.05)        -      -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------
      Total distributions             (1.51)     (1.10)   (0.79)    (0.90)        -        -     (0.05)    (1.06)        -      -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------

Net asset value, end of period       $25.00     $19.96   $19.75    $15.23    $16.42   $ 9.77    $10.92    $ 9.07    $11.76  $2.72
                                     ======     ======   ======    ======    ======   ======    ======    ======    ======  =====

Total return  <F14>                   35.19%      6.85%   35.73%    (2.30)%   68.07%  (10.53)%   21.09%   (13.17)%   17.60% 36.00%


Supplemental data and ratios:


   Net assets, end of period
      (in thousands)               $305,311    $46,369  $23,293   $12,542    $7,588   $2,767    $1,191      $833  $1,266  $25,368
   Ratio of expenses to average
      net assets <F14> <F15>           1.47%      1.50%    1.50%     1.51%     1.51%    1.56%     1.50%     1.50%   1.26%    2.50%
   Ratio of net (loss) income to
      average net assets  <F15>       (0.37)%    (0.67)%  (0.77)%   (0.41)%   (0.36)%   0.08%    (0.12)%    0.30%   0.16%   (0.76)%
   Portfolio turnover rate               29%        64%      70%       32%       41%      74%       82%       71%     58%       0%

<F13> Commencement of operations.
<F14> Not annualized for periods less than a year.
<F15> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, except for the year ended September 30, 1995 where there were no reimbursements, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.52%,1.64%, 1.69%, 1.67%, 1.75%, 1.91%,
      2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (.69)%, (.92)%, (.59)%, (.52)%, (.27)%,
      (.55)%, (.22)% and .06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 3.40% and the ratio of net loss to average net assets would be (1.66)%.

See notes to financial statements.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Growth Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F16>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----
Net asset value,
   beginning of period                  $15.30    $15.68   $13.64   $15.01     $10.73    $11.39    $ 9.48    $11.47    $10.00

Income (loss) from investment
 operations:
   Net investment income (loss)           0.02     (0.14)   (0.08)   (0.02)      0.08      0.10      0.13      0.10      0.01
   Net realized and unrealized
     gains (losses) on securities         4.59      0.71     3.21    (0.45)      5.16     (0.65)     1.89     (1.67)     1.46
                                        ------   -------  -------  -------    -------   -------    ------    ------      ----
     Total from investment operations     4.61      0.57     3.13    (0.47)      5.24     (0.55)     2.02     (1.57)     1.47

Less distributions:
   Dividends from net investment
     income                                  -         -        -    (0.04)     (0.16)    (0.11)    (0.11)    (0.02)        -
   Distributions from net realized
     gains                               (3.94)    (0.95)   (1.09)   (0.86)     (0.80)        -         -     (0.40)        -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------
     Total distributions                 (3.94)    (0.95)   (1.09)   (0.90)     (0.96)    (0.11)    (0.11)    (0.42)        -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------

Net asset value, end of period          $15.97    $15.30   $15.68   $13.64     $15.01    $10.73    $11.39    $ 9.48    $11.47
                                       =======   =======  =======  =======    =======   =======   =======   =======   =======

Total return <F17>                       39.76%     3.75%   23.57%   (3.61)%    51.90%    (4.82)%   21.60%   (13.39)%   14.70%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                    $53,533   $11,219  $17,619  $14,243    $11,651    $4,574    $3,378    $2,605    $2,699
   Ratio of expenses to average
     net assets <F17><F18>                1.50%     1.50%    1.50%    1.49%      1.51%     1.87%     1.50%     1.50%     1.25%
   Ratio of net income (loss) to
     average net assets <F18>             0.29%    (0.51)%  (0.55)%   0.15%      0.51%     1.45%     1.37%     1.21%     0.18%
   Portfolio turnover rate                  88%      163%     104%      40%        37%       69%       63%       88%       50%

<F16> Commencement of operations.
<F17> Not annualized for the period ended September 30, 1987.
<F18> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%, respectively, and the ratio of net income (loss) to average net assets would be 0.21%, (.64)%, (.66)%, (.03)%, .36%, 1.29%, .96%, .80% and .06%, respectively.

See notes to financial statements.

Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Mid-Cap Fund

                                                                    Year      Aug. 16,
                                                Year ended          ended     1992<F19>
                                              September 30,       Sept.30,     through
                                              1995      1994        1993      Sept.30,
                                                                                  1992
                                            -------   -------     --------    --------
Net asset value,
  beginning of period                       $11.02    $10.51        $9.93      $10.00

Income from investment operations:
  Net investment loss                        (0.02)    (0.27)       (0.07)          -
  Net realized and unrealized
    gains (losses) on securities              7.64      0.78         0.65       (0.07)
                                            ------    ------       ------     -------
    Total from investment operations          7.62      0.51         0.58       (0.07)

Less distributions:
  Dividends from net investment
    income                                       -         -            -           -
  Distributions from net realized
    gains                                    (0.03)        -            -           -
                                            ------    ------       ------     -------
    Total distributions                      (0.03)        -            -           -
                                            ------    ------       ------     -------

Net asset value, end of period              $18.61    $11.02       $10.51       $9.93
                                            ======    ======       ======     =======

Total return <F20>                           69.24%     4.85%        5.85%     (0.70)%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                         $98,605    $1,091       $2,451        $148
  Ratio of expenses to average
    net assets <F20> <F21>                    1.75%     1.75%        1.74%       1.56%
  Ratio of net loss to
    average net assets <F21>                 (0.71)%   (1.19)%      (0.86)%     (0.38)%
  Portfolio turnover rate                       46%      213%         113%         40%

<F19> Commencement of operations.
<F20> Not annualized for the period ended September 30, 1992.
<F21> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net loss to average net assets would be (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.

See notes to financial statements.

Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS


Income Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F22>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----
Net asset value,
   beginning of period                  $10.09    $10.42   $11.17    $11.14    $10.13   $10.61     $10.64   $10.19     $10.00

Income from investment operations:
   Net investment income (loss)           0.56      0.55     0.55     (0.03)     0.58     0.69       1.25     0.81       0.39
   Net realized and unrealized
     gains (losses) on securities         0.44     (0.40)   (0.17)     0.94      1.24    (0.19)     (0.06)    0.25      (0.20)
                                        ------    ------   ------    ------    ------   ------     ------   ------    -------
     Total from investment operations     1.00      0.15     0.38      0.91      1.82     0.50       1.19     1.06       0.19

Less distributions:




   Dividends from net investment
     income                              (0.59)    (0.46)   (0.53)    (0.56)    (0.81)   (0.69)     (1.22)   (0.61)         -
   Distributions from net realized
     gains                                   -     (0.02)   (0.60)    (0.32)        -    (0.29)         -        -          -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------
     Total distributions                 (0.59)    (0.48)   (1.13)    (0.88)    (0.81)   (0.98)     (1.22)   (0.61)         -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------

Net asset value, end of period          $10.50    $10.09   $10.42    $11.17    $11.14   $10.13     $10.61   $10.64     $10.19
                                        ======    ======   ======    ======    ======   ======     ======   ======     ======
Total return <F23>                       10.46%     1.51%    3.80%     8.44%    18.74%    4.87%     12.50%   10.84%      1.90%
Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                     $4,035    $3,250   $3,748    $5,234    $3,540   $1,771     $1,119     $816       $504
   Ratio of expenses to average
     net assets <F23><F24>                1.00%     1.00%    1.00%     1.00%     1.01%    1.32%      0.99%    0.95%      0.94%
   Ratio of net income to
     average net assets  <F24>            5.88%     5.15%    4.60%     4.90%     6.79%   10.00%      8.25%    8.47%      5.97%
   Portfolio turnover rate                  43%       45%      46%       95%       66%      71%        29%      30%

<F22> Commencement of operations.
<F23> Not annualized for the period ended September 30, 1987.
<F24> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and
      1.20%, respectively, and the ratio of net income to average net assets would be 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%,
      8.06% and 5.70%, respectively.

See notes to financial statements.

Wasatch Advisors Funds, Inc.
Notes to Financial Statements
September 30, 1995


1. ORGANIZATION
 Wasatch Advisors Funds, Inc. was incorporated on November 18, 1986 under the laws of the State of Utah and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Aggressive Equity, Micro-Cap and Mid-Cap Funds are nondiversified portfolios and the Growth and Income Funds are diversified portfolios of Wasatch Advisors Funds, Inc. The Aggressive Equity Fund, Growth Fund and Income Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992 and the Micro-Cap Fund commenced operations on June 19, 1995. The Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

 Wasatch Advisors Funds, Inc. is authorized to issue 100,000,000 shares of Series A common stock (Aggressive Equity Fund), 100,000,000 shares of Series B common stock (Growth Fund), 100,000,000 shares of Series C common stock (Income
Fund), 100,000,000 shares of Series D common stock (Mid-Cap Fund) and 100,000,000 shares of Series E common stock (Micro-Cap Fund) all with a par value of $.001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES
 The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.

a) Valuation of Securities - Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

b) Investment in Securities - Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


c) Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

d) Expenses - The Funds are charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.

3. DISTRIBUTIONS
 Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value.
Accordingly, at September 30, 1995, reclassifications were recorded to increase undistributed net investment income by $529,243, $19,989 and $135,323; decrease undistributed net realized gain on investments by $529,243, $0 and $132,626; and decrease paid-in-capital in excess of par by $0, $19,989 and $2,697 for the Aggressive Equity, Micro-Cap and Mid-Cap Funds, respectively.

4. CAPITAL STOCK
 Transactions in shares of capital stock were as follows:

                                Period ended September 30, 1995
                     Aggressive
                       Equity     Micro-Cap    Growth    Mid-Cap    Income
                        Fund        Fund        Fund      Fund       Fund
                     ----------  ----------  ---------  --------- ---------
Shares sold          11,583,792   9,592,412  2,724,508  5,698,649   132,150
Shares issued to
 holders in
 reinvestment of
 dividends              223,654           -    241,652        230    18,774
Shares redeemed      (1,917,750)   (258,614)  (347,867)  (500,319)  (88,885)
                     ----------  ----------  --------- ---------- ---------
Net increase          9,889,696   9,333,798  2,618,293  5,198,560    62,039
                     ==========  ==========  ========= ========== =========




                                  Year ended September 30, 1994
                     Aggressive
                       Equity      Growth     Mid-Cap    Income
                        Fund        Fund        Fund      Fund
                     ----------    -------    --------  --------
Shares sold           1,316,335      87,202     15,602     27,888
Shares issued to
  holders in
  reinvestment of
  dividends              78,530      63,279          -     16,722
Shares redeemed        (251,438)   (540,948)  (149,784)   (82,343)
                     ----------  ----------  ---------  ---------
Net increase
  (decrease)          1,143,427    (390,467)  (134,182)   (37,733)
                     ==========  ==========  =========  =========

5. PURCHASES AND SALES OF SECURITIES
 Purchases and sales of investment securities, excluding U.S. Government and short-term securities, for the year ended September 30, 1995 are summarized below:

           Aggressive
             Equity         Micro-Cap      Growth          Mid-Cap      Income
              Fund            Fund          Fund            Fund         Fund
          ------------    ------------  ------------    ------------   --------
Purchases  $232,262,765   $19,083,441    $46,016,178   $80,209,884           -
Sales        38,064,053             -     16,089,804     8,592,923           -

 The only purchases and sales of U.S. Government securities occurred in the Income Fund and were $679,258 and $3,080,014, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The Micro-Cap and Income Funds' basis in investments is the same for income tax and financial reporting purposes. The Aggressive Equity, Growth and Mid-Cap Funds' tax basis in their investments is $244,852,951, $48,664,140 and $90,474,099, respectively. At
September 30, 1995 the Income Fund had an accumulated net realized capital loss carryover of $50,344 and $35,783 expiring in 2002 and 2003, respectively. To the extent the Mid-Cap Fund realized future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended September 30, 1995, 41%, 24% and 1% of dividends paid from taxable income for the Aggressive Equity Fund, Growth Fund and Mid-Cap Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

 As of September 30, 1995, gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

                  Aggressive
                    Equity        Micro-Cap      Growth      Mid-Cap      Income
                     Fund           Fund          Fund         Fund        Fund
                  -----------    ----------   -----------  -----------   --------
Unrealized
  appreciation     $65,691,860   $2,125,007    $6,922,249  $14,115,272    $40,262
Unrealized
  depreciation      (8,191,531)    (417,151)   (1,020,141)  (2,114,992)    (1,040)
                   -----------   ----------   -----------  -----------   --------

  Net unrealized
     appreciation  $57,500,329   $1,707,856    $5,902,108  $12,000,280    $39,222
                   ===========   ==========    ==========  ===========   ========


6. INVESTMENT ADVISORY
 The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. During the year ended September 30, 1995, management fees for the Aggressive Equity Fund, Micro-Cap Fund, Growth Fund, Mid-Cap Fund and Income Fund were 1.0%, 2.0%, 1.0%, 1.25% and 0.5% of the daily net assets of each portfolio, respectively. The Manager voluntarily agreed to reimburse its management fee to the extent that total expenses exceeded 1.5% of the net assets of the Aggressive Equity Fund, 2.5% of the net assets of the Micro-Cap Fund, 1.5% of the net assets of the Growth Fund, 1.75% of the net assets of the Mid-Cap Fund, and 1.0% of the net assets of the Income Fund computed on a daily basis. For the year ended September 30, 1995, the Manager reimbursed $23,438 for the Micro-Cap Fund, $16,636 for the Growth Fund, $35,750 for the Mid-Cap Fund and $19,946 for the Income Fund.

7. RESTRICTED SECURITIES
 Each Fund may invest up to 5% of its total assets or 10% of its net assets in securities which cannot be readily sold because of legal or contractual restrictions. At the end of the fiscal year, the Aggressive Equity and Mid-Cap Funds held the securities of Drexler Technology Corp. (DRXR), a restricted security, valued at 0.1% and 0.8% of total Fund assets, respectively. Registration of these securities is currently pending. The security is currently valued at a discount to market.

The following table summarizes Wasatch Advisors Funds' holdings in DRXR:

  Fund                      Acquisition Date        Value           Cost
  ----                      ----------------        -----          ------
 Aggressive Equity Fund         12/27/94           $391,000      $160,000
 Mid-Cap Fund                   12/27/94             97,750        40,000
 Mid-Cap Fund                    6/30/95            733,125       300,000

8. TRANSACTIONS WITH AFFILIATES
 Following is an analysis of fiscal 1995 transactions in the Aggressive Equity Fund with "affiliated companies" as defined by the Investment Company Act of 1940:


                                                                           Amount of
                                                              Amount of   Gain (Loss)
                                                              Dividends    Realized
                                   Share Activity              Credited     on Sale
                         -----------------------------------  to Income    of Shares
                         Balance                    Balance   in Fiscal    in Fiscal
Security Name            9/30/94  Purchases  Sales  9/30/95      1995        1995
-------------            -------  ---------  -----  -------   ---------    ---------
Children's
  Discovery
  Centers of
  America, Inc.               -    492,200     -    492,200        -            -
Interpore
  International          44,500    517,916     -    562,416        -            -
Mity-Lite, Inc.          55,650    101,470     -    157,120        -            -
National Dentex
  Corp.                       -    178,200     -    178,200        -            -


Wasatch Advisors Funds, Inc.
Report of Independent Public Accountants



The Shareholders and Board of Directors of
Wasatch Advisors Funds, Inc.:
 We have audited the accompanying statements of assets and liabilities of Wasatch Advisors Funds, Inc. (a Utah corporation, which includes the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund, Wasatch Growth Fund, Wasatch Mid-Cap Fund and Wasatch Income Fund), including the schedules of investments, as of September 30, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1992 and all prior years presented were audited by other auditors whose report dated November 18, 1992 expressed an unqualified opinion on the financial highlights.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Advisors Funds, Inc. as of September 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 10, 1995

                                     PART C

                               OTHER INFORMATION


       ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

       a.    Financial Statements

             The following audited financial statements for the fiscal year ended September 30, 1995 are included in Parts A and B:


             1.    Independent Auditors Report
             2.    Statement of Assets and Liabilities
             3.    Statements of Operations
             4.    Schedule of Investments
             5.    Statements of Changes in Net Assets
             6.    Financial Highlights
             7.    Notes to Financial Statements




       b.    Exhibits:

             1a.   Articles of Incorporation(1) - Updated September 1988(2)
             1b.   Articles of Correction(3)
             1c.   Articles of Restatement of Articles of Incorporation(3)
             1d.   Articles of Amendment of Articles of Incorporation(9)
             2a.   Bylaws of Registrant(1) - Updated January 1988(2), September
                   1988(2) and August 1991(4)
             2b.   Bylaws of Registrant - Updated March 1993(3)
             2c.   Bylaws of Registrant - Updated May 1995(8)
             3.    None
             4.    Specimen(6)
             5.    Advisory Service Contract between Wasatch Advisors Funds,
                   Inc. and Wasatch Advisors, Inc.(5)
             5a.   Corporate Resolution - Appendix to the Investment Advisory
                   Agreements(4)
             5b.   Advisory Service Contract between Wasatch Micro-Cap Fund and
                   Wasatch Advisors, Inc.(8)
             6.    None
             7.    None
             8.    Custodian Agreement between Wasatch Mid-Cap Fund and First
                   Security Bank of Utah, N.A.(5)
             8a.   Custodian Agreement between Firstar Trust Company and
                   Wasatch Advisors Funds, Inc.(8)
             9.    Shareholder Servicing Agent Agreement between Wasatch
                   Advisors Funds, Inc. and Firstar Trust Company(6)
             9a.   Administration Agreement between Wasatch Advisors Funds,
                   Inc. and Sunstone Financial Group, Inc.(6)
             9b.   Transfer Agent Agreement between Wasatch Micro-Cap Fund and
                   Firstar Trust Company(8)
             9c.   Administration Agreement between Wasatch Micro-Cap Fund and
                   Sunstone Financial Group, Inc.(8)

             9d. Services Agreement between Wasatch Advisors Funds, Inc. and Fidelity Brokerage Services, Inc.(8)
             9e. Operating Agreement between Wasatch Advisors Funds, Inc. and Charles Schwab & Co., Inc.(8)
             10.   Opinion of Counsel(7)
             11.   Consent of Arthur Andersen LLP(9)
             12.   None
             13.   None
             14.   None
             15.   None
             16. Schedule of Computation of Performance Quotation - Aggressive Equity Fund(9)
             16a. Schedule of Computation of Performance Quotation - Growth Fund(9)
             16b. Schedule of Computation of Performance Quotation - Income Fund(9)
             16c. Schedule of Computation of Performance Quotation - Mid-Cap Fund(9)
             16d. Schedule of Computation of Performance Quotation - Micro-Cap Fund(9)
             17.   Financial Data Schedules(9)
             18.   None


_________________________

(1) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

(2) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to Exhibit 1 to Post-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

(3) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A.

(4) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 5 to the Company's Registration Statement on Form N-1A.

(5) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 6 to the Company's Registration Statement on Form N-1A.

(6) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.


(7) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the Company's Rule 24f-2 Notice filed on November 6, 1995.



(8) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 11.



(9)    Filed herewith.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES



       Title of Class
       --------------                               Number of Record
       Common Stock, par                                Holders
       value $0.001 per share                    as of September 30, 1995
       Series A - Aggressive Equity Fund                17,708
       Series B - Growth Fund                            1,644
       Series C - Income Fund                              188
       Series D - Mid-Cap Fund                           4,034
       Series E - Micro-Cap Fund                         2,927


ITEM 27.    INDEMNIFICATION

Officers and directors of the corporation are indemnified to the full extent permitted by Utah Corporation Law. However, Article XIII of Registrant's Articles of Incorporation and Article IX of Registrant's Bylaws preclude the indemnification of any director or officer for any liability arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or,
(2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or
(b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


As of September 30, 1995, Wasatch Advisors, Inc. (the "Manager" of the Registrant) acted as the investment advisor for employee benefit plans, other tax free plans including individual retirement accounts, Keoghs, endowments and foundation, and taxable accounts in addition to the five series of Wasatch Advisors Funds, Inc. The total assets under management were approximately $300 million (including the Funds) as of that date.


Certain information regarding each officer and director of the Manager including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

                                                                                       Other Substantial
                                       Position                                      Business, Profession,
 Name                                  with Manager                                 Vocation or Employment
 ----                                  ------------                                 ----------------------
Samuel S. Stewart, Jr., Ph.D.          President, Chairman of the Board,               Professor of Finance,
                                       and Director of Research                        University of Utah

 Roy S. Jespersen                      Vice President, Director, and                          - -
                                       Portfolio Manager

 Jeff S. Cardon                        Vice President, Director, and                          - -
                                       Securities Analyst

 Mark E. Bailey                        Vice President, Director, and                          - -
                                       Portfolio Manager

 Luana Buhler                          Secretary, Equities Trader                             - -

ITEM 29.    PRINCIPAL UNDERWRITERS

       None

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

       1. Wasatch Advisors, Inc., 68 South Main Street, Salt Lake City, Utah 84101 (records relating to its function as investment advisor).
       2. Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, fund accountant, transfer agent and shareholder servicing agent).


ITEM 31.    MANAGEMENT SERVICES

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.    UNDERTAKINGS

The Company undertakes to furnish each person to whom a current prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Salt Lake City, and the State of Utah on the 29th day of November, 1995.

WASATCH FUNDS, INC.

By:  /s/ Samuel S. Stewart, Jr.
    ---------------------------------
    Samuel S. Stewart, Jr., Ph.D.,
    President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                     Title               Date
              ---------                                     -----               ----
 /s/ Samuel S. Stewart, Jr.                     President and Director          Nov. 27, 1995
 --------------------------                     (principal executive
 Samuel S. Stewart, Jr., Ph.D.                   officer)


 /s/ Heidi Preuss                               Secretary and Treasurer         Nov. 27, 1995
 ----------------                               (principal financial and
 Heidi Preuss                                   accounting officer)


 /s/ Roy S. Jespersen                           Vice President and Director     Nov. 27, 1995
 --------------------
 Roy S. Jespersen


 /s/ Jeff S. Cardon                             Vice President and Director     Nov. 27, 1995
 ------------------
 Jeff S. Cardon


----------------------------------              Director
 James U. Jensen, Esquire


----------------------------------              Director
 William R. Swinyard


EXHIBIT INDEX

       a.    Financial Statements
             The following audited financial statements for the fiscal year ended September 30, 1995 are included in Parts A and B:

             1.    Independent Auditors Report
             1a.   Articles of Incorporation(1) - Updated September 1988(2)
             1b.   Articles of Correction(3)
             1c.   Articles of Restatement of Articles of Incorporation(3)
             1d.   Articles of Amendment of Articles of Incorporation(9)
             2a.   Bylaws of Registrant(1) - Updated January 1988(2), September
                   1988(2) and August 1991(4)
             2b.   Bylaws of Registrant - Updated March 1993(3)
             2c.   Bylaws of Registrant - Updated May 1995(8)
             3.    None
             4.    Specimen(6)
             5.    Advisory Service Contract between Wasatch Advisors Funds,
                   Inc. and Wasatch Advisors, Inc.(5)
             5a.   Corporate Resolution - Appendix to the Investment Advisory
                   Agreements(4)
             5b.   Advisory Service Contract between Wasatch Micro-Cap Fund and
                   Wasatch Advisors, Inc.(8)
             6.    None
             7.    None
             8.    Custodian Agreement between Wasatch Mid-Cap Fund and First
                   Security Bank of Utah, N.A.(5)
             8a.   Custodian Agreement between Firstar Trust Company and
                   Wasatch Advisors Funds, Inc.(8)
             9.    Shareholder Servicing Agent Agreement between Wasatch
                   Advisors Funds, Inc. and Firstar Trust Company(6)
             9a.   Administration Agreement between Wasatch Advisors Funds,
                   Inc. and Sunstone Financial Group, Inc.(6)
             9b.   Transfer Agent Agreement between Wasatch Micro-Cap Fund and
                   Firstar Trust Company(8)
             9c.   Administration Agreement between Wasatch Micro-Cap Fund and
                   Sunstone Financial Group, Inc.(8)
             9d.   Services Agreement between Wasatch Advisors Funds, Inc. and
                   Fidelity Brokerage Services, Inc.(8)
             9e.   Operating Agreement between Wasatch Advisors Funds, Inc. and
                   Charles Schwab & Co., Inc.(8)
             10.   Opinion of Counsel(7)
             11.   Consent of Arthur Andersen LLP(9)
             12.   None
             13.   None
             14.   None
             15.   None
             16.   Schedule of Computation of Performance Quotation -
                   Aggressive Equity Fund(9)
             16a.  Schedule of Computation of Performance Quotation - Growth
                   Fund(9)
             16b.  Schedule of Computation of Performance Quotation - Income
                   Fund(9)
             16c.  Schedule of Computation of Performance Quotation - Mid-Cap
                   Fund(9)
             16d.  Schedule of Computation of Performance Quotation - Micro-Cap
                   Fund(9)
             17.   Financial Data Schedules(9)
             18.   None

_________________________

(1) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

(2) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to Exhibit 1 to Post-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A.

(3) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A.

(4) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 5 to the Company's Registration Statement on Form N-1A.

(5) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 6 to the Company's Registration Statement on Form N-1A.

(6) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

(7) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the Company's Rule 24f-2 Notice filed on November 6, 1995.

(8) Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 11

(9)    Filed herewith.